
PROSPECTUS                          1,750,000 COMMON SHARES
                                                                                      [GRAPHIC]
                    RMR ASIA PACIFIC REAL ESTATE FUND

    RMR Asia Pacific Real Estate Fund, or "we", "us", "our" or the "Fund", is a newly organized, non-diversified, closed end management investment company. We have been approved to list our common shares on the American Stock Exchange, or AMEX, under the symbol "RAP" subject to notice of issuance.

    INVESTMENT OBJECTIVE. Our investment objective is capital appreciation.

    INVESTMENT STRATEGY. We will attempt to achieve our objective by investing primarily in the securities of Asia Pacific real estate companies. Generally, in normal market conditions, we expect that at least 80% of our managed assets, as defined on page 6, will be invested in common stock or other equity securities of Asia Pacific real estate companies. There can be no assurance that we will achieve our investment objective.

    OUR ADVISOR AND SUBADVISOR. We will be managed by our Advisor, RMR
Advisors, Inc. Our Subadvisor, MacarthurCook Investment Managers Limited, will be responsible for the day to day investment management of our assets and generally will make all investment decisions. Our Advisor manages four other closed end funds, each of which invests primarily in real estate securities. Our Advisor is an affiliate of Reit Management & Research, LLC which manages three publicly owned REITs. Our Advisor and its affiliates manage public companies which have $12 billion of total market capital invested in real estate and real estate securities. Affiliates of our Subadvisor manage nine non-U.S. investment funds with over A$850 million of assets invested in real estate securities and other real estate assets.

    You should read this prospectus, which contains important information about us, before investing, and retain it for future reference. A Statement of Additional Information, or SAI, dated May 25, 2006, the table of contents of which is on page 36 of this prospectus, has been filed with the Securities and Exchange Commission, or SEC, and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI or our semi-annual or annual reports by calling us at 1-866-790-8165 or 1-617-332-9530 or by writing to us. You can get the same information free from the SEC's website at www.sec.gov, or after this offering at our website at www.rmrfunds.com.

    INVESTING IN OUR COMMON SHARES INVOLVES RISKS DESCRIBED IN "RISK FACTORS" BEGINNING ON PAGE 15.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                              PER SHARE    TOTAL(1)
                                                              ---------   -----------
Public Offering Price.......................................   $20.00     $35,000,000
Sales Load (2)..............................................   $ 0.90     $ 1,539,000
Estimated Offering Expenses (3).............................   $ 0.04     $    68,400
Proceeds to us..............................................   $19.06     $33,392,600

                                                        (FOOTNOTES ON NEXT PAGE)

    The common shares will be delivered on or about May 31, 2006.

                       ----------------------------------

                              RBC Capital Markets

Robert W. Baird & Co.                      Banc of America Securities LLC

       Ferris, Baker Watts                    Janney Montgomery Scott LLC
          Incorporated
J.J.B. Hilliard, W.L.                             KeyBanc Capital Markets
Lyons, Inc.

McGinn, Smith & Co., Inc.                               Oppenheimer & Co.

Stifel Nicolaus                                    Wells Fargo Securities

                    ---------------------------------------

                                  May 25, 2006

(FOOTNOTES FROM COVER PAGE)

----------------------

(1) The underwriters may purchase up to an additional 256,500 common shares within 45 days of this prospectus at the public offering price, less the sales load, to cover over allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to us will be $40,130,000, $1,769,850, $78,660 and $38,281,490, respectively. See "Underwriting".

(2) We will not pay any sales load or offering expenses related to 40,000 common shares which we have agreed to sell to affiliates of our Advisor at $20 per share. See "Underwriting".

(3) Our Advisor has agreed to pay all of our organizational costs. It has also agreed to pay our offering expenses, other than the sales load, that exceed $0.04 per common share sold to the public. The estimated offering expenses to be incurred by us are $68,400, or $78,660 if the over allotment option is exercised in full.

    NO PRIOR TRADING HISTORY. We are newly organized and our common shares have no prior trading history. The shares of closed end investment companies frequently trade at a discount to net asset value. There is no assurance that a trading price for our shares equal to or greater than net asset value will result after our shares begin to trade. The risk of loss due to this discount may be greater for investors expecting to sell their shares in a relatively short period after completion of this offering.

    OUR COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY.

                               TABLE OF CONTENTS

PROSPECTUS SUMMARY..............................................................      4
SUMMARY OF FUND EXPENSES........................................................     11
USE OF PROCEEDS.................................................................     12
THE FUND........................................................................     12
INVESTMENT OBJECTIVE AND POLICIES...............................................     13
RISK FACTORS....................................................................     15
MANAGEMENT OF THE FUND..........................................................     22
NET ASSET VALUE.................................................................     25
DISTRIBUTIONS...................................................................     25
DIVIDEND REINVESTMENT PLAN......................................................     26
DESCRIPTION OF CAPITAL STRUCTURE................................................     27
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST..................................     28
REPURCHASE OF FUND SHARES AND OTHER MEASURES....................................     30
TAX MATTERS.....................................................................     30
UNDERWRITING....................................................................     32
CUSTODIAN AND TRANSFER AGENT....................................................     35
LEGAL MATTERS...................................................................     35
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION....................     36

    You should rely only on the information contained or incorporated by reference into this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with different information. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Unless otherwise stated, all information in this prospectus assumes that the underwriters' over allotment option is not exercised. See "Underwriting".

    Until June 19, 2006 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

    THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN OUR COMMON shares. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, ESPECIALLY THE INFORMATION SET FORTH AT "RISK FACTORS".

The Fund..........................  RMR Asia Pacific Real Estate Fund is a newly organized, non-
                                    diversified, closed end management investment company.

The Offering......................  We are offering 1,750,000 of our common shares of which affiliates of our Advisor have agreed to purchase 40,000. The public offering price is $20.00 per common share. If you
                                    purchase any shares in this offering, you must purchase at least 100 common shares ($2,000). We have granted the
                                    underwriters an option to purchase up to additional common shares to cover over allotments, if any.

Investment Objective..............  Our investment objective is capital appreciation. There can be no assurance that we will achieve our investment objective.

Investment Strategy...............  We will attempt to achieve our objective by investing primarily in common stock or other equity securities of Asia Pacific real estate companies. Generally, under normal market conditions, our strategy will be as follows:

                                    -    At least 80% of our managed assets will be invested in
                                         common stock or other equity securities, including
                                         preferred shares or debt securities convertible into
                                         common stocks, of Asia Pacific real estate companies.
                                         Managed assets not so invested will be invested in other
                                         equity and debt securities and in money market
                                         instruments. Most or all of our managed assets will not be investment grade rated, including all of our investment in common shares.

                                         We define an Asia Pacific real estate company as a real
                                         estate company which has its principal office in an Asia
                                         Pacific country, has a significant amount of assets in
                                         Asia Pacific countries, or conducts a significant amount
                                         of its business operations in one or more Asia Pacific
                                         countries. Asia Pacific countries include Australia,
                                         China/Hong Kong, India, Indonesia, Japan, Malaysia, New
                                         Zealand, Philippines, Singapore, South Korea, Taiwan,
                                         Thailand and any other country in southern and
                                         southeastern Asia. We define a real estate company as one
                                         that derives at least 50% of its revenue from the
                                         ownership, construction, financing, management or sale of
                                         real estate, or has at least 50% of its assets invested in real estate.

                                         A common type of real estate company, referred to as a
                                         real estate investment trust or REIT, combines investors'
                                         funds for investment in real estate or in real estate
                                         related loans or other interests. REITs derive income from rents or from interest payments, and may realize capital
                                         gains by selling properties. Asia Pacific real estate
                                         companies include, but are not limited to, companies with
                                         characteristics similar to the REIT structure, in which
                                         revenue primarily consists of rent derived from owned,
                                         income producing real estate properties and capital gains
                                         for the sale of such properties.

                                         A REIT in the U.S. is generally not taxed on income
                                         distributed to shareholders so long as it meets certain
                                         tax related requirements. Some countries, for example
                                         Australia, have a REIT format very similar to that of the
                                         U.S. format. Other countries, like Japan, have a REIT
                                         format that provides tax benefits similar to U.S. REITs,
                                         but these REITs cannot participate in as broad a range of
                                         business activities as can U.S. or Australian REITs. Still other countries, like South Korea, have a REIT structure
                                         that permits only very limited types of business
                                         activities. Other Asia Pacific countries have adopted REIT structures but they are in limited use, and some have not
                                         adopted a REIT structure in any form. We refer to real
                                         estate companies that operate under a REIT or REIT like
                                         structure adopted by an Asia Pacific country as Foreign
                                         REITs.

                                         We expect that many of our investments will be in
                                         companies that are classified as Foreign REITs. However,
                                         we also expect to make investments in other real estate
                                         companies that are not Foreign REITs.

                                    -    Most or all of the securities we will own will either be
                                         listed or traded on foreign securities markets or on U.S.
                                         or European securities markets in the form of American
                                         Depositary Receipts, or ADRs, and European Depositary
                                         Receipts, or EDRs. If more than 50% of our total assets at the close of a taxable year consist of stock or securities of foreign corporations, we may elect for U.S. federal
                                         income tax purposes to treat foreign taxes paid by us as
                                         paid by our shareholders. We expect to qualify for and
                                         make this election and, as a result, generally your
                                         taxable income will include your PRO RATA portion of our
                                         foreign taxes and an amount equal to those foreign taxes
                                         will be treated as a U.S. federal income tax deduction or
                                         as a foreign tax credit against your U.S. federal income
                                         liability. See "Tax Matters" below and in the SAI.

                                    -    In anticipation of, or in response to, adverse market
                                         conditions or for cash management purposes, we may
                                         temporarily hold all or a portion of our assets in cash,
                                         money market instruments, commercial paper, shares of
                                         money market funds, investment grade bonds or other
                                         investment grade debt securities, including government
                                         securities. Our investment objective may not be achieved
                                         during these times.

Managed Assets....................  Our managed assets are equal to the net asset value of our common shares. We have no current intent to use leverage, but if we determine to use leverage in the future, our managed assets will also include the liquidation preference of any preferred shares and the principal amount of any borrowings outstanding.

                                    Our Advisor will be our investment manager. Our Advisor manages
Investment Advisor................  four other closed end funds, each of which invests primarily in real estate securities. Our Advisor is an affiliate of Reit
                                    Management & Research, LLC which manages three publicly owned
                                    REITs. Our Advisor and its affiliates currently manage public companies which have $12 billion of total market capital
                                    invested primarily in U.S. real estate and real estate
                                    securities. However, we will be the first fund managed by our
                                    Advisor which will primarily invest in Asia Pacific real estate securities. We will pay our Advisor a monthly fee equal to an annual rate of 1% of our average daily managed assets. For the five years after the closing of this offering, our Advisor has agreed to waive its fees equal to an annual rate of 0.25% of our average daily managed assets. In addition, our Advisor will pay all organizational costs. It will also pay offering
                                    expenses, excluding the sales load, which exceed $0.04 per common share sold to the public plus a portion of the
                                    underwriters' total compensation. See "Underwriting".

Investment Subadvisor.............  MacarthurCook Investment Managers Limited will be our
                                    Subadvisor and will be responsible for the day to day
                                    investment management of our assets and generally will make all investment decisions for us. Our Advisor will pay our
                                    Subadvisor a monthly fee equal to an annual rate of 0.375% of our average daily managed assets (0.25% during the five year period after the closing). As of April 21, 2006, affiliates of our Subadvisor managed nine non-U.S. investment funds with over
                                    A$850 million of assets primarily invested in Asia Pacific real estate securities and other real estate assets. We are the first U.S. registered investment company managed or subadvised by our Subadvisor.

Custodian.........................  State Street Bank and Trust Company will be the custodian of our assets.

Administration and
  Subadministration...............  Our Advisor will also be our administrator. Substantially all administrative activities will be conducted on our behalf by
                                    State Street, as sub-administrator.

Transfer Agent and Registrar......  Wells Fargo Bank, N.A. will be our transfer agent and registrar.

Listing and Symbol................  We have been approved to list our common shares on the AMEX under the symbol "RAP" subject to notice of issuance.

Distributions on Common Shares....  Our policy is to distribute income, including capital gains, to our common shareholders at least annually. Our distributions will be determined from time to time by our board of trustees, and will depend upon the actual or anticipated performance of our investments, our expenses, and other factors.

Dividend Reinvestment
  Plan............................  We have a dividend reinvestment plan which is sometimes referred to as an "opt out plan". Under this plan you will receive all of your distributions in our common shares, unless you elect to receive them in cash. You will also have the
                                    option to acquire additional common shares for cash. Our stock transfer agent and registrar, Wells Fargo Bank, N.A., will administer this plan. Wells Fargo will receive your
                                    distributions and purchase common shares in the market or from us for your account. Newly issued shares will be purchased from us whenever the market price of our shares plus estimated
                                    brokerage costs is equal to or greater than our net asset
                                    value. Shares will be purchased in open market transactions whenever the market price of our shares plus estimated
                                    brokerage costs is less than our net asset value. This
                                    automatic reinvestment of distributions will not relieve you of tax obligations arising from your receipt of distributions even though you will not receive any cash.

Stock Purchases and Tenders.......  Our board of trustees currently contemplates that, at least once each year, it will review the possibility of repurchasing our common shares in tenders, open market transactions or
                                    private transactions, in an attempt to reduce or eliminate a market value discount from net asset value, if one should
                                    occur. There can be no assurance that our board of trustees will determine to effect any such repurchase or tender or that it would be effective in reducing or eliminating any market value discount.

Principal Risks...................  REAL ESTATE RISKS. Our strategy to concentrate investments in securities issued by real estate companies will incorporate the risks inherent in real estate investments generally:

                                    -    Real estate companies build, buy, sell and lease
                                         properties. The financial success of these activities is
                                         usually correlated with economic conditions generally,
                                         although the impact of changing market conditions upon
                                         real estate companies is often delayed. Changing economic
                                         conditions can cause real estate companies to suffer
                                         losses or reduced profits.

                                    -    Securities of companies that own office or industrial
                                         buildings are vulnerable to changes in office or
                                         industrial occupancies and rents; securities of companies
                                         that own retail properties are vulnerable to changes in
                                         consumer spending practices and to bankruptcies of retail
                                         firms; securities of companies that own apartment
                                         buildings are affected by changes in housing market
                                         conditions; and securities of companies that own other
                                         types of real estate are subject to risks associated with
                                         those types of real estate.

                                    -    Real estate companies in which we will invest are
                                         susceptible to other special risks. For example: real
                                         estate taxes and property insurance costs have increased
                                         materially in the past few years; and, in some countries,
                                         environmental laws have made real estate owners
                                         responsible for clean up costs which can be material and
                                         other laws require real estate owners to incur capital
                                         expenditures.

                                    FOREIGN SECURITIES RISKS. As compared to U.S. securities,
                                    foreign securities may be issued by companies which provide less financial and other information, and which are subject to less developed and difficult to access legal systems, less rigorous accounting, auditing and financial reporting standards or different governmental regulations. As compared to U.S.
                                    securities markets, foreign securities markets may have
                                    different settlement procedures, may have higher transaction costs, may be conducted in a less highly regulated manner and are generally smaller and may be less liquid and more volatile than securities markets in the U.S. The value of foreign
                                    securities may also decline or be unstable because of
                                    political, social or economic events or instability outside of the U.S.

                                    ASIA PACIFIC REGION RISKS. Many Asia Pacific countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. For example, the rapid pace of economic growth in China and many other Asia Pacific countries may cause volatility in the value of the securities of Asia Pacific issuers or instability in the related stock exchanges. The economies of many Asia Pacific countries are heavily dependent on protective trade barriers and changes in those trade laws may have a disruptive effect on their
                                    economies. Some Asia Pacific countries are highly dependent upon foreign trade, especially exports, and changes in the economic conditions of their international trading partners may have a negative impact on their economies.

                                    FOREIGN CURRENCY RISKS. Although we will report net asset
                                    value, pay most of our expenses and make distributions in U.S.
                                    dollars, our purchase and sale of investment securities and the distributions we receive on our investments generally will be in foreign currencies. Accordingly, we are subject to the risk that our net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S.
                                    dollar. Also, some foreign countries may impose restrictions on the ability of issuers in which we invest to make payments to investors like us who are located in other countries.

                                    FOREIGN TAX RISKS. Some Asia Pacific governments may subject our investment transactions to withholding or other taxes. For example, most Asia Pacific countries impose withholding taxes on distributions paid to foreign owners of securities like us, and we may be subject to foreign taxes on gains on our foreign securities. Our earnings will be reduced by these taxes.

                                    EMERGING MARKET RISKS. We may invest in real estate companies located or doing substantial business in markets which are considered to be "emerging markets". An emerging market is often characterized by some combination of immature markets and government institutions, a small number of issuers in a limited number of industries, a high concentration of market
                                    capitalization and trading volume in a few issuers, a
                                    relatively small number of investors or financial
                                    intermediaries, political and social uncertainties, a
                                    dependence on exports and related pricing, particularly of commodities, an overburdened infrastructure and obsolete or inefficient financial and legal systems. The risks of investing in foreign securities are generally intensified when
                                    investments are made in the securities of issuers with exposure to or domiciled in emerging markets. The Fund has no present intent to invest primarily in markets that are generally
                                    considered emerging markets.

                                    FINANCIAL MARKET RISKS. Your investment in our common shares represents an indirect investment in the equity securities we own, substantially all of which will be traded on securities exchanges or in over the counter markets. The value of these securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably.

                                    COMMON STOCK RISKS. In most markets, common stocks have
                                    historically generated higher average returns than fixed income securities but have also experienced significantly more
                                    volatility in those returns. Adverse events, such as
                                    unfavorable earnings reports, may depress the value of common stocks which we own. The price of common stocks also may
                                    decline because of a general decline in stock markets on which the common stocks we own are listed.

                                    SMALL CAP RISKS. Real estate companies in which we invest may be small and their securities may trade in lower volumes as compared to larger companies. These factors may cause price volatility in certain securities which we own.

                                    NON-DIVERSIFICATION RISKS. Because we are non-diversified, we can invest a greater percentage of our assets in securities of a single issuer than can a diversified fund under the
                                    Investment Company Act of 1940, as amended, or the 1940 Act.
                                    Accordingly, the value of your investment in our common shares may be more volatile than an investment in a diversified fund.

                                    MARKET DISCOUNT RISKS. Shares of closed end investment
                                    companies often trade at discounts to their net asset value.

                                    ANTI-TAKEOVER PROVISIONS. Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of us or to convert us to an open end fund.
                                    These provisions may deprive you of the ability to sell your common shares at a premium to their market value.

                                    NO OPERATING HISTORY. We are a newly organized company and have no history of operations.

                                    LIMITED EXPERIENCE OF OUR SUBADVISOR AND OUR ADVISOR. Our
                                    Subadvisor became registered with the SEC as an investment advisor in March 2006 and has no experience serving as an
                                    investment advisor to a U.S. investment company or to an
                                    investment company with investments outside of Australia. Our
                                    Advisor has no experience managing a fund which invests in securities of issuers outside the U.S.

                            SUMMARY OF FUND EXPENSES

    The purpose of the following is to help you understand the fees and expenses that you, as a common shareholder, will bear directly or indirectly.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales load paid by you (as a percentage of offering
  price)....................................................  4.5%
Common offering expenses borne by us (as a percentage of
  offering price)...........................................  0.2%(1)
Dividend reinvestment and cash purchase plan fees...........  None(2)

                                ANNUAL EXPENSES

                                                               AS A PERCENTAGE OF NET ASSETS
                                                              ATTRIBUTABLE TO COMMON SHARES(3)
                                                              --------------------------------
Management fees.............................................                 1.00%
Interest payments on borrowed money.........................                 None
Other expenses..............................................                 1.11%
                                                                          -------
Total annual expenses.......................................                 2.11%
Fee waiver (years 1-5)(4)...................................                (0.25)%
                                                                          -------
Total net annual expenses (years 1-5).......................                 1.86%

--------------------

(1) Our Advisor will pay all of our organizational costs. It will also pay offering expenses, excluding the sales load, which exceed $0.04 per common share sold to the public (0.2% of the offering price).

(2) You will not be charged any fees if your distributions are paid in our common shares issued by us or in cash. Each participant in the Dividend Reinvestment Plan will be charged a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of our common shares under the Plan. You will also pay service and brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account. See "Dividend Reinvestment Plan".

(3) Amounts are based upon estimated amounts for the year following completion of this offering.

(4) Our Advisor has contractually agreed to waive part of its management fee in the amount of 0.25% of average daily managed assets for the period ending five years from the date of our initial public offering. See "Management of the Fund".

    The following example illustrates the expenses (including the sales load of $45 and estimated offering expenses of $2), that you would pay on each $1,000 investment in our common shares, assuming a 5% annual return and issuance of 1,750,000 common shares. The example further assumes that we use no leverage, as we currently intend. The purpose of the example is to assist you in understanding the various costs and expenses that you, as a common shareholder, will bear directly or indirectly. The example assumes that all distributions are reinvested at net asset value and a 5% annual rate of return, as mandated by applicable regulations, and reflect the Advisor's contractual agreement to waive a portion of its management fee equal to 0.25% of average daily managed assets during the first five years of our operations. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES AND RATES OF RETURN. OUR ACTUAL EXPENSES AND ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                          --------   --------   --------   ---------
Cumulative expenses paid by an investor on each $1,000
  invested in common shares, assuming a 5% annual return
  throughout the indicated periods......................    $65        $102       $141       $252

                                USE OF PROCEEDS

    The net proceeds of this offering of common shares will be $33,392,600. We have granted the underwriters an option to purchase up to an additional 256,500 common shares within 45 days of this prospectus at the public offering price to cover over allotments. If the underwriters exercise their over allotment option in full, the net proceeds of this offering will be $38,281,490. We will pay the sales load plus all of our offering expenses up to $0.04 per common share sold to the public, or $1,607,400, or $1,848,510 if the underwriters exercise their over allotment option in full. This payment may include reimbursement of offering costs previously paid by our Advisor. Our Advisor has agreed to pay all of our organizational costs. It will also pay our offering expenses, excluding the sales load, which exceed $0.04 per common share sold to the public. We expect to invest the net proceeds of the offering in a manner consistent with the investment objective and policies described in this prospectus. We currently anticipate that we will be able to invest substantially all of the net proceeds within three months after the initial closing of this offering. Pending investment in accordance with our investment objective and policies, we anticipate that the net proceeds will be invested in U.S. government securities or other high quality, short term money market instruments, including shares of money market funds managed by one or more of the underwriters.

                                    THE FUND

    We are a newly organized, non-diversified, closed end management investment company registered under the 1940 Act. We were organized as a Massachusetts business trust on February 14, 2006. We have been approved to list our common shares on the AMEX under the symbol "RAP" subject to notice of issuance. Our principal place of business is located at 400 Centre Street, Newton, Massachusetts 02458, and our telephone number is 617-332-9530.

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                       INVESTMENT OBJECTIVE AND POLICIES

    Our investment objective is capital appreciation. We will attempt to achieve our objective by investing primarily in exchange listed or traded equity securities of Asia Pacific real estate companies. There is no assurance that we will achieve our investment objective.

    We have a policy of concentrating our investments in the real estate industry in the Asia Pacific region and not in any other industry or any other geographic area. Our managed assets are equal to the net asset value of our common shares. We have no current intent to use leverage, but if we determine to use leverage in the future, our managed assets will also include the liquidation preference of any preferred shares and the principal amount of any borrowings outstanding. In normal market conditions, at least 80% of our managed assets will be invested in common stock or other equity securities, including preferred shares or debt securities convertible into common stocks, issued by Asia Pacific real estate companies. We may invest in corporations, trusts, limited liability companies, limited partnerships and entities formed as other legal structures. We refer to all such entities as companies.

    ASIA PACIFIC REAL ESTATE COMPANIES. We define an Asia Pacific real estate company as a real estate company (defined below) which (i) has its principal office in an Asia Pacific country, (ii) has a significant amount of assets in one of more Asia Pacific countries, or (iii) conducts a significant amount of business operations in one or more Asia Pacific countries. Asia Pacific countries include Australia, China/Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan, Thailand and any other country in southern and southeastern Asia. We define a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of real estate, or has at least 50% of its assets invested in real estate.

    TYPES OF REAL ESTATE COMPANIES. A common type of real estate company, referred to as a real estate investment trust or REIT, combines investors' funds for investment primarily in income producing real estate or in real estate related loans (such as mortgages) or other interests. Such companies normally derive income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. Asia Pacific real estate companies outside of the U.S. include, but are not limited to, companies with characteristics similar to the REIT structure, in which revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains for the sale of such properties.

    A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as, among other things, it meets certain distribution and income requirements and a significant portion of its assets qualify as real estate. Some countries, for example Australia, have a REIT format very similar to that of the U.S. format. Other countries, like Japan, have a REIT format that provides tax benefits similar to U.S. REITs, but these REITs cannot participate in as broad a range of business activities as can U.S. or Australian REITs. Still other countries, like South Korea, have a REIT structure that permits only very limited types of business activities. Other Asia Pacific countries have adopted REIT structures but they are in limited use, and some Asia Pacific countries have not adopted a REIT structure in any form. We refer to real estate companies that operate under a REIT or REIT like structure adopted by an Asia Pacific country as Foreign REITs.

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    We expect that many of our investments will be in companies that are classified as Foreign REITs. However, we also expect to make investments in other real estate companies that are not Foreign REITs.

    OTHER SECURITIES AND TRANSACTIONS. Although we intend to focus our investments on common stock, including preferred stock and debt securities convertible into common stock, we may invest in other types of securities and transactions, including but not limited to:

    - PREFERRED AND DEBT SECURITIES. We may invest in preferred securities and debt securities. Preferred securities and debt securities generally accrue fixed or floating rate distributions and interest at regular intervals. When selecting preferred or debt securities for investment, our Advisor will consider various factors including: (i) whether common shares of the issuers are available to be purchased; (ii) the availability and market prices of other preferred or debt securities of the particular issuers;
      (iii) the distribution or interest yields; (iv) the tax rates applicable to the distributions or interest; (v) the ratings, if any, applicable to the securities; (vi) the trading liquidity or volume historically experienced or anticipated for the securities; (vii) the issuers' call rights, if any; (viii) other features of the particular securities; and
      (ix) the quality of the issuers, including their business strengths and weaknesses.

    - ADRs, EDRs AND GDRs. We may invest in securities of Asia Pacific real estate companies that are listed or traded in U.S. Dollars, Euros or other currencies on securities markets in the U.S., Europe or elsewhere in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"), respectively.

    - OTHER STRATEGIC TRANSACTIONS. Although not intended to be a significant part of our investment strategy, from time to time we may use various other investment techniques that may involve certain risks and special considerations, including engaging in options or futures trades and short sales as described further in the SAI.

    DEFENSIVE POSITIONS. In anticipation of, or in response to, adverse market conditions or for cash management purposes, we may temporarily hold all or any portion of our managed assets in cash, money market instruments, shares of money market funds, investment grade bonds or other investment grade debt securities so that less than 80% of our managed assets are securities issued by Asia Pacific real estate companies. If we decide to hold some or all of our assets in these types of investments, we may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, collateralized repurchase agreements, commercial paper and shares of money market funds. During periods when we have such defensive investments, we may not achieve our investment objective.

    Unless specified otherwise, our investment objective and all of our investment policies may be changed without a shareholder vote.

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                                  RISK FACTORS

    WE ARE A NON-DIVERSIFIED, CLOSED END MANAGEMENT INVESTMENT COMPANY DESIGNED PRIMARILY AS A LONG TERM INVESTMENT AND NOT AS A TRADING VEHICLE. WE DO NOT INTEND TO BE A COMPLETE INVESTMENT PROGRAM. BECAUSE OF THE UNCERTAINTIES INHERENT IN ALL INVESTMENTS, THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE OUR INVESTMENT OBJECTIVE. ALL STOCK MARKET INVESTMENTS INVOLVE RISKS, INCLUDING THE RISK THAT YOU MAY LOSE SOME OR ALL OF YOUR INVESTMENT. YOUR COMMON SHARES AT ANY TIME MAY BE WORTH LESS THAN YOU INVESTED, EVEN AFTER TAKING INTO ACCOUNT THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS WHICH YOU RECEIVE. BEFORE DECIDING TO PURCHASE ANY OF OUR SHARES YOU SHOULD CONSIDER THE FOLLOWING MATERIAL RISKS:

REAL ESTATE RISKS

    Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rent rates increase. As occupancies and rents increase, property values increase and new development occurs. As development occurs, occupancies, rents and property values decline. Because leases are usually entered for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies have historically often incurred large swings in their profits and in the prices of their securities.

    The returns available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. If properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions, maintenance and required capital expenditures, the income and ability of the real estate company which owns the properties to make payments of any interest and principal on its debt securities or dividends on its equity securities will be adversely affected. These risks may be particularly acute for companies that engage in development activities. In addition, real property values may be adversely affected by defaults by tenants. The performance of the economy in the area in which the real estate is located affects occupancy, market rental rates and expenses, and has an impact on the income from such properties and their values. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and its ability to control decisions relating to such properties may be limited.

    A number of risks are created by our investment focus on real estate securities, including the following:

    - We expect a portion of our real estate investments will be in securities of companies that own office or industrial buildings. In recent years, office and industrial occupancies and rents have declined in some countries. In some countries, excessive building and development activities have increased the available supply to an amount substantially in excess of current demand for such buildings. Increases in office and industrial occupancies and rents have historically lagged general economic recoveries.

    - We expect a portion of our real estate investments will be in securities of companies that own retail properties. The values of these properties are vulnerable to changes in consumer spending practices and to bankruptcies of retail firms which lease such properties.

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    - We expect a portion of our real estate investments will be in securities of companies that own apartment buildings. The values of these properties may be affected by changes in employment, personal income and demand caused by the availability of home ownership financing.

    - We expect a portion of our real estate investments will be in securities of companies that own properties that are leased on a net basis to single tenants. The value of these properties often varies with the financial strength or business prospects of their tenants.

    - We expect a portion of our real estate investments will be in securities of companies that own other types of specialized real estate, including but not limited to self storage facilities, manufactured homes and entertainment related facilities. The values of these properties are affected by changes in user preferences and general economic conditions.

    - Real estate companies and their securities in which we will invest are susceptible to special risks not shared by the securities market generally. For example: real estate taxes and insurance costs are large expenses of real estate companies, and in some countries these costs have tended to increase materially within the past few years; environmental protection laws may hold real estate owners and previous owners responsible for clean up costs which can be material; and other laws sometimes require real estate owners to incur material capital expenditures.

FOREIGN SECURITIES RISKS

    Investing in foreign securities, especially securities of foreign issuers in countries with less developed financial markets, involves certain risks not involved in investing in U.S. securities, including, but not limited to:

    - less information regarding financial results, financial position, cash flows, ownership, management compensation and other matters;

    - more variation in the application of laws, greater difficulty in accessing the courts, rapid changes in laws and regulations, a lack of transparency in political processes, a less independent judiciary and a lack of judicial experience with complex financial matters which increases the likelihood that a particular issue impacting us may be a matter of unsettled law;

    - less stringent accounting, auditing and financial record keeping or reporting standards and requirements;

    - differing amounts and focus of government regulation or interference in commerce;

    - securities markets which typically include different trading and settlement practices, transaction costs that are higher because of more expensive brokerage or custody procedures, less regulation which may lead to a higher potential for fraud or unfair treatment;

    - securities markets which are smaller, have lower trading volumes and less liquidity and which are more volatile; and

    - higher and more volatile rates of interest or inflation.

    A foreign securities market may also include a high proportion of issuers whose shares are owned by a limited number of holders and a limited number of issuers who represent a

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disproportionately large percentage of market capitalization and trading volumes. Such a market may also experience periods of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions. Investments in foreign securities will also expose us to the direct or indirect consequences of political, social or economic changes in the countries in which the issuers are located. Certain countries in which we may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Some Asia Pacific countries are also characterized by political uncertainty and instability. In addition, with respect to certain foreign countries, there is a risk of:

    - the possibility of expropriation of assets;

    - confiscatory taxation;

    - difficulty in obtaining or enforcing a court judgment;

    - the possibility that an issuer may not be able to make payments to investors outside of the issuer's country; and

    - diplomatic developments that could affect investments in those countries.

    Even the markets for relatively widely traded foreign securities may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily made by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for us to accurately price our portfolio securities or to dispose of securities at the times determined to be appropriate by our Advisor or Subadvisor.

    These risks are often increased for investments in smaller, emerging capital markets. For more information regarding risks of emerging market investing, see "Risks--Emerging Market Risks" below.

ASIA PACIFIC REGION RISKS

    Asia Pacific countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability has in the past resulted, and may in the future result, from: (i) rapid growth, such as that experienced by China in the recent past; (ii) popular opposition to authoritarian governments; (iii) popular unrest associated with demands for improved political, economic and social conditions;
(iv) internal political and military insurgencies; (v) hostile relations with neighboring countries; (vi) ethnic, religious and racial strife; (vii) natural disasters such as earthquakes, monsoons, and tidal waves; (viii) terrorism; and
(ix) public health crises, such as Severe Acute Respiratory Syndrome, or SARS, or an avian flu pandemic. These factors have sometimes caused substantial economic disruption in the securities and real estate markets of some Asia Pacific countries and they may do so in the future.

    The economies of many Asia Pacific countries are heavily dependent on international trade and are affected by protective trade barriers and the economic conditions of their international trading partners (principally the U.S., Japan, China, and the European Union). The enactment by the U.S. or other principal trading partners of protectionist trade legislation, the reduction of

                                       17
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foreign investment in the local economies or general declines in the international securities markets could have a significant adverse effect upon the securities markets of certain Asia Pacific countries. Also, certain Asia Pacific countries often rely on other Asia Pacific countries for a significant amount of their trade and instability of one Asia Pacific country may cause instability in others. For example, while China has been a primary driver of recent Asia Pacific economic growth, if the economy in China does not maintain its recent pace of growth or contracts, the economies of other Asia Pacific countries are likely to be adversely affected.

    Some Asia Pacific countries in which we may invest have substantial government involvement in business activities and have historically experienced, and may continue to experience, high rates of inflation, high interest rates, currency exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and high unemployment.

    None of our investment objective, policies or strategies provides specific targets or limitations on the allocation of our managed assets to specific countries within the Asia Pacific region. As of December 31, 2005, the equity market capitalization of real estate companies in Japan was approximately 36% of the total equity market capitalization of real estate companies in the Asia Pacific region.

    Under current market conditions, we believe that approximately 43% of our initial portfolio will be common equity securities of real estate companies based in Japan and our initial portfolio will not include more than 30% securities of companies based in any other country. Our initial portfolio, however, will depend upon the market conditions that exist after this offering is completed and as such there can be no assurance that the percentage of our portfolio invested in companies based in Japan will not be materially higher or lower, or that other countries will not become more significant than what is currently anticipated.

JAPAN

    Japan's largest public equity securities market is the Tokyo Stock Exchange, which currently lists approximately $5.1 trillion of securities, including approximately $116 billion of securities issued by Japanese real estate companies. As of December 31, 2005, the equity market capitalization of real estate companies in Japan was approximately 36% of the total equity market capitalization of real estate companies in the Asia Pacific region. Japan's total stock of institutional quality real estate is estimated to be worth almost $2.0 billion.

    In 2002, Japan adopted legislation that provided for real estate investment trusts, or "J-REITs". In 2005, Japan saw seventeen J-REITs complete their initial public offerings, the largest number of offerings completed in any year since the J-REIT legislation was introduced. As of March 1, 2006, there were 30 J-REITs listed on the Tokyo Stock Exchange with a total equity market capitalization of approximately $24 billion. In addition to J-REITs, other real estate development companies listed on the Tokyo Stock Exchange had a total equity market capitalization as of March 1, 2006, of approximately $92 billion.

    Although Japan is the world's second largest economy and its GDP growth in 2005 was 2.7%, in the past several decades Japan's economy has experienced periods of rapid growth, modest growth and contraction. A prolonged recession in the Japanese economy in the 1990s was caused in large part by market speculation in the late 1980s and early 1990s. The Japanese Ministry of Land, Infrastructure and Transport has reported declines in its Index of Urban Land Prices for each year from 1992 through 2005, in part due to deflationary pressures experienced. Although

                                       18
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declines in this index have slowed in recent years and some of the component parts of the index have reported gains, there can be no assurance that land prices will not decline in the future. In the last several years, interest rates in Japan have been very low, in large part due to monetary policies designed to reduce the pressures of deflation. If deflationary pressures increase in Japan, its economy may experience slowed growth or may contract. A contraction in the Japanese economy would have a negative effect on the value of real estate in Japan.

    Industrial production is a large sector of the Japanese economy. As such, Japan's economy is likely more susceptible than economies which are less dependent upon manufacturing to the negative effects of increases in the prices of commodities that have taken place in recent years. In particular, because Japan imports almost 98% of its oil consumption, Japan's economy may be particularly challenged by recent increases in the price of oil, particularly if current prices are sustained or increase further over an extended period.

    Japan's most significant trading partners are China and the U.S. In particular, trade between Japan and China has been growing at a rapid pace in recent years. As such, any future economic turmoil that may be experienced in China or the U.S. is likely to have a negative impact on the Japanese economy.

FOREIGN CURRENCY RISKS

    Because we will invest in securities denominated or quoted in currencies other than the U.S. dollar but report our net asset value and pay most of our expenses and distributions in U.S. dollars, changes in foreign currency exchange rates will affect the U.S. dollar value of our investment securities and our net asset value. For example, even if the securities we own have unchanged prices on their primary foreign stock exchange, our net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of our existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of our existing investment in the securities denominated in that currency will rise. However, the appreciation of an Asia Pacific currency against the dollar may hurt that country's exports. Because of the export oriented nature of many Asia Pacific economies, such appreciation may slow down the local economy and depress local real estate values and the values of our portfolio securities in that country, although this depressive effect may not be immediate.

    Currencies of some Asia Pacific countries may be more volatile than the currencies of other countries and therefore may affect the value of our investments denominated in such currencies. Certain Asia Pacific countries may have managed currencies which are maintained at artificial conversion ratios to the U.S. dollar rather than at levels determined by the market, which ratios may not be sustainable for long periods. Sudden and large fluctuations and adjustments in a foreign currency's value vis a vis the U.S. dollar can have a disruptive and negative effect on investors like us. Further, some Asia Pacific countries have restricted, or may in the future restrict, the ability of a securities issuer in which we may invest to make distributions, interest or other payments to investors like us who are located in other countries due to blockage of foreign currency exchanges or otherwise. Some Asia Pacific governments may impose restrictions on converting local currency to other currencies, effectively preventing investors like us from selling assets and repatriating funds. The risks associated with a particular foreign currency are greater where there is no significant foreign exchange market for that currency.

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FOREIGN TAX RISKS

    Some Asia Pacific governments may subject our investment transactions to withholding or other taxes. For example, most Asia Pacific countries impose withholding taxes on distributions paid to foreign owners of securities like us, and our earnings will be reduced by these taxes. In addition, we may be subject to foreign taxes on gains with respect to our foreign securities.

EMERGING MARKET RISKS

    We may invest in issuers located or doing substantial business in emerging market countries. Because of less developed markets and economies and less stable governments and governmental institutions, the foreign securities risks of investing in securities of issuers domiciled or doing substantial business in emerging market countries are intensified. These risks include: social and political instability; high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; dependence on exports, especially primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial and legal systems; environmental problems; and custodial services and settlement practices which may not be reliable. The Fund has no present intent to invest primarily in markets that are generally considered emerging markets.

FINANCIAL MARKET RISKS

    Your investment in our common shares will represent an indirect investment in the equity securities we own, substantially all of which will be traded on a securities exchange or an over the counter market. The prices of the common stocks of real estate companies and other securities in which we will invest will fluctuate from day to day and may, in either the near term or over the long run, decline in value. The value of our investments and your shares may move up in down, sometimes rapidly or unpredictably. The value of the securities we own and of our common shares may be affected by a decline in financial markets in general or in the particular Asia Pacific markets in which our investment securities are traded. Your investment in our common shares at any point in time may be worth less than what you invested.

COMMON STOCK RISKS

    In most markets, common stock have historically generated higher average returns than fixed income securities, but common stock have also experienced significantly more volatility in those returns. Adverse events, such as unfavorable earnings reports, may depress the value of common stocks we own. Also, the price of common stock is more sensitive to general movements in the stock market than other types of investments. A drop in the stock market may depress the price of the common stocks we own.

SMALL CAP RISKS

    We will invest in the securities of Asia Pacific real estate companies which may be small companies. There may be less trading in a small company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Furthermore, small company stocks may perform in different cycles than larger company stocks. Generally, shares of small companies can be more volatile than, and at times will perform differently from, large company stocks.

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NON-DIVERSIFICATION RISKS

    We are a non-diversified investment company. Because we are non-diversified, as defined in the 1940 Act, we may make a significant part of our investments in a limited number of securities. The value of any individual security may be more volatile than the market as a whole and can perform differently from the value of the market as a whole. To the extent we invest a relatively high percentage of our assets in the securities of a limited number of issuers, we may be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence. Because our investment portfolio will be less diversified than that of many other investment companies, the value of your investment in our common shares over time may be more volatile than an investment in a diversified fund.

MARKET DISCOUNT RISKS

    Shares of closed end investment companies frequently trade at a discount to their net asset value. We can provide you no assurance regarding the trading price of our common shares. The trading price of our common shares will be determined generally by the comparative number of common shares offered for purchase or sale at any time. Accordingly, the market value of our shares may fluctuate independently of changes in our net asset value and we cannot predict if our common shares will trade at, above or below our net asset value.

ANTI-TAKEOVER PROVISIONS

    Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of us or to convert us to an open end investment company. For example, our board of trustees may strictly enforce the provisions in our declaration of trust that prohibit any person or group from owning more than 9.8%, in the aggregate by value as well as by class, of our common shares. These provisions may have the effect of depriving you of the ability to sell your common shares at a premium to their market value. See "Certain Provisions in the Declaration of Trust".

LIMITED EXPERIENCE OF OUR SUBADVISOR

    Our Subadvisor has no experience serving as an investment advisor to a U.S. investment company registered under the 1940 Act. Our Subadvisor's parent company, MacarthurCook Limited, began the substantial part of its business activities in May 2003, and substantially all of its business to date has been managing funds which focus substantially all of their investments in the Australian market. Our Subadvisor became registered with the SEC as an investment adviser in March 2006.

LIMITED EXPERIENCE OF OUR ADVISOR

    Our Advisor has no experience managing a fund which invests in securities of issuers outside the U.S. Our Advisor began a substantial part of its business in December 2003.

NO OPERATING HISTORY

    We are a newly organized company and have no history of operations.

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MARKET DISRUPTION RISKS

    Since 2001, terrorist attacks, the war in Iraq and instability in the Middle East have caused volatility in some securities markets including U.S. and Asia Pacific markets. Periods of volatility due to world events in the past have led to acute declines in the value of securities, including some securities in which we may invest. Future terrorist activity, war or other events could have similar effects and may cause the value of our investments, our net asset value and the value of your common shares to decline.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

    As of April 21, 2006, our Advisor had $374 million of assets under management, consisting of the assets of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund. The investment portfolio of each of these funds predominantly consists of U.S. real estate securities, but we will be the first fund managed by our Advisor which is principally focused upon Asia Pacific real estate securities. Our Advisor is wholly owned by Mr. Barry M. Portnoy and is an affiliate of Reit Management & Research, LLC, or Reit Management. Reit Management has been in business since 1986, principally as manager of three publicly owned U.S. REITs: Hospitality Properties Trust (NYSE: HPT), which owns hotels; HRPT Properties Trust (NYSE:
HRP), which owns office and industrial properties; and Senior Housing Properties Trust (NYSE: SNH), which owns senior housing properties, assisted living facilities, hospitals and nursing homes. As of April 21, 2006, these three REITs had aggregate total market capitalization of about $11.3 billion. Our Advisor is located at 400 Centre Street, Newton, Massachusetts 02458, and its telephone number is 617-796-8238.

INVESTMENT SUBADVISOR

    Our Subadvisor is a wholly owned subsidiary of MacarthurCook Limited, or MacarthurCook. MacarthurCook is an Australian based specialist manager of public real estate securities, private equity real estate and real estate debt. MacarthurCook is a publicly owned company trading on the Australian Stock Exchange under the ticker "MCK". MacarthurCook began the substantial part of its business activities in May 2003. MacarthurCook is a holding company which conducts substantially all of its business through subsidiaries, including the Subadvisor (together, the "MacarthurCook Group"). As of April 21, 2006, the MacarthurCook Group managed nine non-U.S. investment funds with over A$850 million of assets that invest primarily in Asia Pacific real estate securities and other real estate assets (together, the "MacarthurCook Funds"). The MacarthurCook Funds range from real estate property funds (MacarthurCook Industrial Property Trust, MacarthurCook Office Property Trust, MacarthurCook Diversified Property Income Fund and two Brand Smart Retail funds with aggregate total assets of A$306 million) to mortgage funds (MacarthurCook Mortgage Fund and Advance Mortgage Fund with aggregate total assets of A$338 million) and real estate securities funds (MacarthurCook Property Securities Fund and Advance Property Securities Fund with aggregate total assets of A$206 million). Substantially all of the assets of the MacarthurCook Funds are located in Australia or listed on the Australian Stock Exchange. Most of the MacarthurCook Funds are not exchange listed, except MacarthurCook Property Securities Fund, which is listed on the Australian Stock Exchange under the ticker "MPS".

    Our Subadvisor became registered with the SEC as an investment advisor in March 2006. Our Subadvisor and MacarthurCook are located at Level Four, 30 Collins Street, Melbourne, Victoria 3000, Australia, telephone number (011) 613 9660 4555.

TRUSTEES AND OFFICERS

    The overall management of our business is controlled by our board of trustees. Our board of trustees approves all significant agreements between us and companies providing services to us. Our day to day operations are delegated to our officers, our Advisor and our Subadvisor, subject always to our investment objective, restrictions and policies and to the general supervision of our board of trustees. One of our trustees is the beneficial owner of our Advisor. Some of our officers are also officers of Reit Management and its affiliates. The names and business addresses of our trustees and officers and their principal occupations and other affiliations during the last five years are set forth under "Management of the Fund" in the SAI.

PORTFOLIO MANAGERS

    Our portfolio managers are:

    - Craig Dunstan, Managing Director and Chief Investment Officer, of MacarthurCook and of our Subadvisor. Mr. Dunstan founded MacarthurCook in 2002 and has been its Managing Director and Chief Investment Officer since that time. During the past five years until 2002, Mr. Dunstan was the General Manager of Financial Services and Chief Investment Officer of Australian Unity, a company in the investment management and insurance businesses.

    - Craig Turnbull, Head of Real Estate Securities, of MacarthurCook and of our Subadvisor. Mr. Turnbull has been Head of Real Estate Securities at MacarthurCook since July 2005. From 1997 to 2001 Mr. Turnbull was Chief Investment Officer at Tower Asset Management, a company in the investment management and insurance businesses. From 2001 until July 2005
      Mr. Turnbull was Investment Director of Vertex Capital, a company in the hedge fund investment management business.

    The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and their ownership of securities issued by us.

ADVISORY AGREEMENT

    Under our investment advisory agreement with our Advisor, or our Advisory Agreement, our Advisor oversees our investment program and our Subadvisor and generally manages our business affairs in accordance with our investment objective and policies, subject to the general supervision of our board of trustees. Our Advisor also provides persons satisfactory to our board of trustees to serve as our officers. Our officers, as well as our other employees and trustees may be directors, trustees, officers or employees of our Advisor and its affiliates.

    Pursuant to the Advisory Agreement, we have agreed to pay our Advisor a management fee for its investment management services computed at the annual rate of 1% of our managed assets (including assets attributable to fund preferred shares and the principal amount of borrowings, if any), payable monthly. For the first five years of our operation, our Advisor has contractually agreed to waive a portion of its management fee equal to 0.25% of our managed assets. Our Advisor has also agreed to pay all the organizational costs. It will also pay the expenses of this offering, excluding the sales load, which exceed $0.04 per share for all common shares issued, excluding shares sold, if any, to affiliates, officers and directors of our Advisor or our Subadvisor.

    In addition to the fee paid to our Advisor, we pay all other costs and expenses of our operations, including, but not limited to, compensation of our trustees (other than those affiliated with our Advisor), custodian, transfer agency and distribution disbursing expenses, legal fees, costs of independent auditors, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities subsequent to this offering, charges for being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, insurance, expenses to maintain and administer our dividend reinvestment plan and taxes, if any.

    At a meeting of our board of trustees held in person on April 20, 2006, the trustees, and separately all of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, unanimously approved the Advisory Agreement between our Advisor and us dated April 20, 2006. The Advisory Agreement was approved by our then sole shareholder on April 20, 2006. Pursuant to its terms, the Advisory Agreement will remain in effect until April 19, 2008, and from year to year thereafter if approved annually (i) by our board of trustees or by the holders of a majority of our outstanding voting shares and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment. A discussion regarding the basis for the approval of the Advisory Agreement by our board of trustees will be made available in our semi-annual report to shareholders for the period ending June 30, 2006.

SUBADVISORY AGREEMENT

    Pursuant to an investment subadvisory agreement between us, our Advisor and our Subadvisor, or the Subadvisory Agreement, our Subadvisor will make investment decisions for us and generally manage our assets in accordance our investment objective and policies, subject to the general supervision of our Advisor and our board of trustees. We will not pay our Subadvisor for services under the Subadvisory Agreement, but our Advisor will pay our Subadvisor a monthly fee equal to an annual rate of 0.375% of our average daily managed assets, except that for the first five years of our operation, the fee payable by our Advisor to our Subadvisor will be equal to 0.25% of our average daily managed assets.

    At a meeting of our board of trustees held in person on April 20, 2006, the trustees, and separately all of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Subadvisory Agreement, unanimously approved the Subadvisory Agreement among our Subadvisor, our Advisor and us dated April 20, 2006. The Subadvisory Agreement was approved by our then sole shareholder on April 20, 2006. Pursuant to its terms, the Subadvisory Agreement will remain in effect until April 19, 2008, and from year to year thereafter if approved annually (i) by our board of trustees or by the holders of a majority of our outstanding voting shares and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Subadvisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement terminates automatically on its assignment. A discussion regarding the basis for the approval of the Subadvisory Agreement by our board of trustees will be made available in our semi-annual report to shareholders for the period ending
June 30, 2006.

ADMINISTRATION AGREEMENT

    Our Advisor performs administrative functions for us pursuant to an Administration Agreement. Under the supervision of our Advisor, State Street has been selected as our subadministrator to provide us with substantially all of our fund accounting and other administrative services, as more completely described in our SAI. Administrative costs are reimbursed to our Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by us, our Advisor and its affiliates and payments to State Street. The fee paid to State Street is computed on the basis of our managed assets at an annual rate equal to 0.04% of the first $250 million in assets, 0.025% of the next $250 million, 0.015% of the next $250 million and 0.01% of such assets in excess of $750 million, with a minimum fee of $103,000. State Street is paid monthly.

                                NET ASSET VALUE

    We determine the net asset value of our common shares on each day the American Stock Exchange, or AMEX, is open for business, as of the close of the customary trading session (normally 4:00 p.m. eastern time), or any earlier or later closing time that day. We determine net asset value per common share by dividing the value of our securities, cash and other assets (including interest accrued but not collected) less all of our liabilities (including accrued expenses and distributions payable) by the number of shares outstanding.

    Determinations of the net asset value of our common shares are made in accordance with generally accepted accounting principles. The foreign securities we hold are valued in U.S. dollars by our custodian based on foreign currency exchange rate quotations supplied by an independent quotation service. We value portfolio securities for which market quotations are readily available at market value as indicated by the last sale price reflected on the consolidated tape of the exchange that represents the principal market for such securities. If there has been no sale on a particular day for which we determine our net asset value, securities are valued at the mean of the last available bid and asked prices on that day. If no bid or asked prices are quoted on such day then the security will be valued by such method as our board of trustees shall determine in good faith to reflect its fair market value. Because most foreign markets close before the AMEX, we calculate our net asset value using information from the principal trading markets for our portfolio securities as of the last closing of these markets which immediately precedes the closing time of the AMEX on the day we determine our net asset value.

    Occasionally, events that occur after the principal exchange on which security trades closes, but before the AMEX closes and we determine our net asset value, could affect the value of the securities we own or cause their prices to be unreliable. If these events are expected to materially affect our net asset value, the prices of the securities we own will be adjusted to reflect their estimated fair value as of the close of the AMEX, as determined in good faith under procedures established by our board of trustees.

                                 DISTRIBUTIONS

    We intend to make distributions of our income at least annually in amounts at least equal to the amounts necessary to maintain our status as a registered investment company under the Internal Revenue Code of 1986, as amended, or the Code. We do not expect that we will distribute amounts to shareholders that are in excess of the distributions and interest that we receive from our investments plus the net sale price of investments in excess of our costs less our expenses.

                           DIVIDEND REINVESTMENT PLAN

    We have adopted a dividend reinvestment plan, or the Plan, which is sometimes referred to as an "opt out plan". You will have all of your cash distributions invested in our common shares automatically unless you elect to receive cash. As part of this Plan, you will also have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter and must be for a minimum of $100 per quarter. Wells Fargo Bank, N.A., as agent for the common shareholders, or, the Plan Agent, will receive your distributions and your additional cash payments under the Cash Purchase Option and either purchase our common shares for your account in the open market or directly from us. If you elect not to participate in the Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by Wells Fargo as our paying agent.

    If you decide to participate in the Plan, the number of common shares you will receive will be determined as follows:

       (1) If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the Plan Agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares in the open market, on the AMEX or elsewhere, for your account prior to the sooner of (i) 60 days after the payment date of the distribution or (ii) the next ex-dividend date. It is possible that the market price for our common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by us. In the event it appears that the Plan Agent will not be able to complete the open market purchases prior to the sooner of
       (i) 60 days after the payment date of the distribution or (ii) the next ex-dividend date, we will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

       (2) If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, we will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

    The Plan Agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

    You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, the Plan Agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the Plan Agent will sell your shares in the Plan and send you the proceeds, minus brokerage commissions to be paid by you.

    The Plan Agent's administrative fees will be paid by us. There will be no brokerage commission charged with respect to common shares issued directly by us. Each participant will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases of our shares pursuant to the Plan including the Cash Purchase Option. We may amend or terminate the Plan or the Cash Purchase Option if our board of trustees determines the change is warranted. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to Plan participants.

    Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive that are settled in our shares which are credited to your account under the Plan rather than paid in cash.

    All correspondence about the Plan should be directed to Wells Fargo Bank, N.A., at Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854.

                        DESCRIPTION OF CAPITAL STRUCTURE

    Our declaration of trust authorizes our issuance of an unlimited number of common shares. Our common shares have a par value of $.001 per share. As of the date of this prospectus, there are 5,000 of our common shares outstanding, held by our Advisor. Our board of trustees may determine to issue additional common shares without shareholder approval. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Our common shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. We have been approved to list our common shares on the AMEX under the symbol "RAP" subject to notice of issuance. We intend to hold annual meetings of shareholders beginning in 2007.

    Unlike open end funds, closed end funds like us do not continuously offer shares and do not provide daily redemptions. Rather, if you determine to buy additional common shares or sell shares you already hold, you may do so by trading through a broker or otherwise. Shares of closed end funds, like us, frequently trade at prices lower than net asset value and during some periods trade at prices higher than net asset value. Typically, net asset value of your common shares is lower immediately following an offering due to the sales load and offering costs.

    The market value of your common shares may be influenced by such factors as relative demand for and supply of our shares in the market, our net asset value, distribution levels (which are affected by income and expenses), portfolio quality, general market and economic conditions, the perceived potential that the securities in which we invest may increase or decrease in market value, the relative value of the U.S. dollar versus the currencies in which the securities we invest are denominated and investor expectations regarding such relative values in the future and other factors, most of which are beyond our control. We cannot assure you that your common shares will trade at a price equal to or higher than our net asset value. Our common shares are designed primarily for long term investors, and you should not view us as a vehicle for trading purposes.

    Our declaration of trust authorizes our issuance of an unlimited number of fund preferred shares, in one or more series, with rights as determined by our board of trustees. Such shares may be issued by action of our board of trustees without your approval. We will bear the costs associated with any issuance of fund preferred shares. We have no present intent to issue preferred shares and none has been issued as of the date of this prospectus.

    We have no present intent to borrow money for leveraging purposes.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

    Under Massachusetts law, you, as a shareholder of a Massachusetts business trust, are entitled to the same limitations of liability as shareholders of for profit corporations. There is a remote possibility, however, that you could, under certain circumstances, be held liable for our obligations to the extent the courts of another state or foreign jurisdiction refused to recognize such limited liability in a controversy involving our obligations. Our declaration of trust disclaims shareholder liability for our acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument that we or our trustees enter. Our declaration of trust provides for indemnification out of our property of any shareholder held liable on account of being or having been our shareholder. Thus, your risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize Massachusetts law concerning limited liability of shareholders of a Massachusetts business trust, the complaining party is held not to be bound by our disclaimer and we are unable to meet our indemnification obligations.

    Our declaration of trust contains provisions that could limit the ability of other entities or persons to acquire control of us or to convert us to an open end fund, including, but not limited to, the following:

    - Our board of trustees is divided into three classes having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the terms of only one class of trustees expires and new trustees are elected for terms of three years. This provision of our declaration of trust could delay for up to two years the replacement of a majority of our board of trustees.

    - The number of our trustees is currently five. However, our board of trustees may increase the number of trustees. Vacancies on our board of trustees, including vacancies caused by an expansion in our board of trustees, may be filled by a majority action of our trustees then in office. These provisions of our declaration of trust may prevent a change in the majority of our board of trustees for longer than two years.

    - Our trustees may only be removed from office for cause and by a vote of 75% of our shares entitled to vote for election of such trustee.

    - Our declaration of trust contains provisions which restrict any one person or group of persons from owning more than 9.8% of our common shares by vote or by value.

    - The affirmative vote of 75% of our board of trustees and of 75% of each class of our shares entitled to vote on the matter is required to convert us from a closed end to an open end investment company.

    - Except as otherwise provided in this prospectus, the following actions require the affirmative vote or consent of at least a majority of the trustees then in office and of at least 75% of our shares entitled to vote on the matter:

       - our merger, consolidation, reorganization or recapitalization to combine with another entity;

       - the sale, lease or transfer of all or substantially all of our assets;
         or

       - our liquidation or termination; and

      provided, further, if any of the foregoing actions are approved by at least 75% of our board of trustees then in office, then the shareholder vote required to accomplish these actions shall be eliminated unless such a vote is required by applicable law. If applicable law requiring shareholder approval permits approval by a percentage of the shares voted, the shareholder vote required will be the higher of (i) a simple majority or (ii) the least legally permitted percentage of the shares voted. Otherwise, the required shareholder vote will be the higher of (i) a simple majority or (ii) the least legally permitted percentage of the shares outstanding and entitled to vote.

    - The provisions of our declaration of trust, including those described above, may only be amended by the affirmative vote of a majority of our board of trustees then in office and 75% of all our shares; provided, however, that only a majority vote of our board of trustees is required to change the domicile of our existence without changing the substance of our declaration of trust; and, provided, further, that if the amendment is approved by 75% of our board of trustees then in office, no shareholder approval will be required unless such a vote is required by applicable law, and, if applicable law requires shareholder approval, the vote required will be the higher of (i) a majority of the voting shares or
      (ii) the least amount permitted by applicable law.

    - Our declaration of trust contains provisions which generally prevent shareholder nominations of trustees from being considered at shareholder annual meetings unless specified or requested information is provided and we receive notice of these matters at least 90 and not more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Shareholder nominations must also be made in compliance with other requirements for shareholder nominations set forth in our declaration of trust and bylaws. Except as may be required by applicable law, shareholder nominations that meet the requirements of our declaration of trust will not be included in our proxy for an annual meeting unless those nominations are also supported by our board of trustees, but they may be considered at the annual meeting whether or not they are supported by our board of trustees.

    - Our declaration of trust and bylaws permit shareholder meetings to be called only by our board of trustees, subject to the provisions of applicable law.

    The votes required to approve our conversion from a closed end to an open end investment company or to approve transactions constituting a plan of reorganization are higher than those required by the 1940 Act.

    The provisions of our declaration of trust described above could have the effect of depriving you, as a common shareholder, of opportunities to sell your shares at a premium over the then current market price of the common shares. These provisions may prevent a third party from obtaining control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of us to negotiate with our management and board of trustees regarding the price to be paid and facilitating the continuity of our investment objective and policies.

    There are other provisions of our declaration of trust and bylaws which may prevent a change of control or which you may believe are not in your best interests as a shareholder. You should read our declaration of trust and bylaws on file with the SEC for the full text of these provisions.

                  REPURCHASE OF FUND SHARES AND OTHER MEASURES

    We are a closed end management investment company, and as such you will not have the right to cause us to redeem your shares. Instead, liquidity will be provided through trading in the open market. Because shares of closed end management investment companies frequently trade at a discount to their net asset values, our board of trustees has determined that from time to time it may be in the interest of our common shareholders for us to take corrective actions. Our board of trustees, in consultation with the Advisor and the Subadvisor, will review at least annually the possibility of open market repurchases and/or tender offers for our common shares and will consider such factors as the market price of our common shares, the net asset value of our common shares, the liquidity of our assets, effect on our expenses, whether such transactions would impair our status as a regulated investment company, or RIC, under the Internal Revenue Code, or Code, general economic conditions and such other events or conditions which may have a material adverse effect on our ability to consummate such transactions. There are no assurances that our board of trustees will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in our common shares trading at a price which is equal to or approximates their net asset value.

                                  TAX MATTERS

    The following brief discussion of U.S. federal income tax matters assumes that you are a U.S. shareholder and that you hold your shares as capital assets. More information concerning the U.S. federal income tax consequences of acquiring, owning and disposing of our shares is included in the SAI.

    We intend to qualify annually as a RIC under the Code. Accordingly, we generally will not be subject to U.S. federal income tax on income and gains that we distribute to our shareholders. A RIC must generally derive at least 90% of its gross income from investment activities and own a sufficiently diversified portfolio of securities. More information concerning our qualification and taxation as a RIC is included in the SAI.

    Distributions paid to you out of our "investment company taxable income" will generally be taxable to you as ordinary income to the extent of our allocable earnings and profits ("ordinary income dividends"). Distributions of our net capital gain (the excess of net long term capital gain over net short term capital loss), if any, are taxable to you as long term capital gain, regardless of how long you have owned our shares. We intend to distribute to our shareholders substantially all of our "investment company taxable income", as well as our net capital gain. A distribution of an amount in excess of allocable earnings and profits is treated as a nontaxable return of capital to the extent of your tax basis in our shares and reduces that basis, and any such distributions in excess of your basis are treated as if they were gains from a sale of your shares.

    If you are an individual, any ordinary income dividend you receive from us with respect to taxable years beginning on or before December 31, 2010 generally will be eligible for taxation at the rates applicable to long term capital gains (currently at a maximum rate of 15%) to the extent that: (i) it is attributable to "qualified dividend income" (I.E., generally dividends paid by U.S. corporations and certain foreign corporations) we receive, (ii) we satisfy holding period and other requirements for stocks on which we receive qualified dividend income and (iii) you satisfy holding period and other requirements with respect to your shares. Dividends we receive from U.S. REITs, however, generally will not be eligible for treatment as qualified dividend income. No assurance can be given as to what portion of our ordinary income distributions will qualify for the preferential tax rate.

    Dividends and other taxable distributions are taxable to you whether the amounts are paid to you in cash or reinvested in additional shares.

    A distribution will be treated as paid to you on December 31 of a particular calendar year if it is declared by us in and has a record date in October, November or December of that year and is paid by January 31 of the following year. Each year, we will notify you of the tax status of dividends and other distributions that we have paid.

    The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

    If you sell or otherwise dispose of your shares (including if we repurchase your shares), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in, and the amount you receive in exchange for, your shares. Any such gain or loss will be long term capital gain or loss if you have held such shares for more than one year at the time of sale.

    We may be required to withhold U.S. federal income tax, currently at the rate of 28%, from distributions we pay to you if:

    - you fail to provide us with your correct taxpayer identification number;

    - you fail to make required certifications; or

    - you have been notified by the IRS that you are subject to backup withholding.

    Dividend, interest and other income (including gains) earned by us with respect to investments outside the United States may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the United States and other countries may reduce or eliminate these taxes. If more than 50% of our total assets at the close of a taxable year consist of stock or securities of foreign corporations, we may elect for U.S. federal income tax purposes to treat foreign taxes paid by us as paid by our shareholders. We expect to qualify for and make this election and, as a result, generally your taxable income will include your pro rata portion of our foreign taxes and an amount equal to those foreign taxes will be treated as a U.S. federal income tax deduction or as a foreign tax credit against your U.S. federal income liability.

    Some of the companies in which we invest may be treated as passive foreign investment companies for U.S. federal income tax purposes. An investment in a passive foreign investment company may, among other things, cause us to recognize taxable income without a corresponding receipt of cash and/or convert into ordinary income any capital gain we recognize with respect to such investment.

    Our distributions to you may also be subject to state and local taxes. You should consult with your tax advisor regarding your particular tax consequences of investing in securities issued by us.

                                  UNDERWRITING

    We intend to offer the shares through the underwriters named below. RBC Capital Markets Corporation, or "RBC", is acting as representative of the underwriters. Subject to the terms and conditions described in an underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us, the number of shares listed opposite their names below.

                                                              NUMBER OF
UNDERWRITER                                                    SHARES
-----------                                                   ---------
RBC Capital Markets Corporation.............................    355,000
Robert W. Baird & Co. Incorporated..........................     70,000
Banc of America Securities LLC..............................    125,000
Ferris, Baker Watts, Incorporated...........................     80,000
Janney Montgomery Scott LLC.................................     70,000
J.J.B. Hilliard, W.L. Lyons, Inc............................     60,000
KeyBanc Capital Markets, a division of McDonald Investments
  Inc.......................................................     25,000
McGinn, Smith & Co., Inc....................................     50,000
Oppenheimer & Co. Inc.......................................    295,000
Stifel, Nicolaus & Company, Incorporated....................     90,000
Wells Fargo Securities, LLC.................................    130,000
Bishop Rosen & Co...........................................     10,000
Brookstreet Securities Corporation..........................     10,000
Crowell, Weedon & Co........................................     50,000
D.A. Davidson & Co. Inc.....................................     20,000
David A. Noyes & Company....................................     60,000
Dawson James Securities, Inc................................     20,000
Dominick & Dominick LLC.....................................     10,000
E*TRADE Securities, Inc.....................................     60,000
Harris Nesbitt Corp.........................................     10,000
Huntleigh Securities Corporation............................     10,000
J.P. Turner & Company, L.L.C................................     10,000
Maxim Group, LLC............................................     20,000
Mesirow Financial, Inc......................................     20,000
Morgan Keegan & Company, Inc................................     10,000
National Securities Corporation.............................     10,000
Newbridge Securities Inc....................................     10,000
Sanders Morris Harris Group Inc.............................     10,000
Wedbush Morgan Securities Inc...............................     10,000

    The underwriters have agreed to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

    We have agreed to indemnify the underwriters and their controlling persons against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

    The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers' certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

    In connection with this offering, two of our Trustees and one of our officers who are affiliates of our Advisor have agreed to purchase an aggregate of 40,000 shares (representing 2.3% of our outstanding securities). These shares will be sold at, and we will receive, the full offering price of $20 per share; we will not pay any discount or sales load related to these shares or bear any additional offering costs.

SALES LOAD AND EXPENSES

    The underwriters' representative has advised us that the underwriters propose initially to offer the shares to the public at the public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $0.60 per share. The total sales load of $0.90 per share is equal to 4.5% of the initial offering price and will be paid by you. The underwriters may allow, and the dealers may reallow, a discount not in excess of $0.10 per share to other dealers. After the offering, the public offering price, concession, discount and other selling terms may be changed.

    The following table shows the public offering price, sales load and proceeds before our expenses. The information assumes either no exercise or full exercise by the underwriters of their over allotment option to purchase additional shares and includes 40,000 shares to be purchased by affiliates of our Advisor for which no sales load or related expenses will be paid.

                                                           PER SHARE   WITHOUT OPTION   WITH OPTION
                                                           ---------   --------------   -----------
Public offering price....................................   $20.00       $35,000,000    $40,130,000
Sales load...............................................   $ 0.90       $ 1,539,000    $ 1,769,850
Expenses paid by us......................................   $ 0.04       $    68,400    $    78,660
Proceeds to us...........................................   $19.06       $33,392,600    $38,281,490

    The expenses of the offering, not including the underwriting discount, are estimated at $68,400, or $78,660, if the underwriters exercise their over allotment option.

    We have agreed to pay the underwriters $0.029239766 per share as a partial reimbursement of expenses incurred in connection with this offering. This amount paid by us as this partial reimbursement to the underwriters will not exceed 0.00146198% of the total price to the public of the shares sold in this offering.

    Our Advisor will pay in connection with this offering all of the organizational costs and the offering expenses, excluding the sales load, which exceed $0.04 per common share issued in this offering to persons other than affiliates, officers and directors of the Advisor or Subadvisor.

OVER ALLOTMENT OPTION

    We have granted an option to the underwriters to purchase up to 256,500 additional shares at the public offering price less the underwriting discount. The underwriters may exercise this option for 45 days from the date of this prospectus solely to cover any over allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

NO SALES OF SIMILAR SECURITIES

    We and our Advisor have agreed that, for a period of 90 days from the date of this prospectus, we will not, without the prior written consent of RBC on behalf of the underwriters, dispose of any of our common shares or any securities convertible into or exchangeable for our common shares. RBC, in its sole discretion, may release any of the securities subject to these agreements at any time without notice. Prior to this offering there has been no public market for our common shares. Consequently, the initial public offering price for our common shares was determined by negotiation among us, our Advisor and the representative of the underwriters. There can be no assurance, however, that the price at which the common shares will sell in the public market after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in our common shares will develop and continue after this offering.

AMERICAN STOCK EXCHANGE LISTING

    We have been approved to list our shares on the AMEX under the symbol "RAP" subject to notice of issuance. In connection with the requirements for listing our common shares on the AMEX, the underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 common shares.

PRICE STABILIZATION AND SHORT POSITIONS

    Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common shares. However, the representative may engage in transactions that stabilize the price of our common shares, such as bids or purchases to peg, fix or maintain that price.

    If the underwriters create a short position in our common shares in connection with the offering, I.E., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the over allotment option described above. Purchases of our common shares to stabilize the market price or to reduce a short position may cause the price of our common shares to be higher than it might be in the absence of such purchases.

    Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common shares. In addition, neither we nor any of the underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

OTHER RELATIONSHIPS

    We anticipate that from time to time some of the underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

    Some of the underwriters and their affiliates have provided and may in the future provide various investment banking and financial advisory services from time to time to affiliates of the Advisor or of our Subadvisor.

    Prior to the public offering of our common shares, our Advisor has purchased 5,000 common shares from us for a purchase price of $20 each to satisfy the net worth requirements of Section 14(a) of the 1940 Act.

BUSINESS ADDRESS OF REPRESENTATIVE

    The principal business address of RBC Capital Markets Corporation is One Liberty Plaza, 165 Broadway, New York, New York 10006-1404.

                          CUSTODIAN AND TRANSFER AGENT

    Our custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Our custodian performs custodial, fund accounting and portfolio accounting services for us. Our Transfer Agent is Wells Fargo Bank, N.A., Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854.

                                 LEGAL MATTERS

    Certain legal matters in connection with our common shares will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom LLP, One Beacon Street, Boston, Massachusetts 02108-3194. Skadden also acts as legal counsel to our Advisor, Reit Management and certain of their affiliates.

    Certain legal matters will be passed upon for the underwriters by Goodwin Procter LLP.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                PAGE
                                                              --------
General Information.........................................      1
Additional Information About Investment Policies and
  Restrictions..............................................      1
Management of the Fund......................................      4
Compensation of Trustees....................................      9
Administrative Services.....................................     10
Custodian...................................................     10
Code of Ethics..............................................     10
Privacy Policy..............................................     11
Portfolio Transactions and Brokerage........................     11
Tax Matters.................................................     12
Performance Information.....................................     17
Experts.....................................................     17
Additional Information......................................     17
Financial Statement.........................................     18

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                1,750,000 SHARES

                                   [GRAPHIC]

                                 Common Shares

                            ------------------------

                             PRICE $20.00 PER SHARE

                            ------------------------

                       RMR ASIA PACIFIC REAL ESTATE FUND

                              RBC Capital Markets

Robert W. Baird & Co.                         Banc of America Securities LLC

       Ferris, Baker Watts                       Janney Montgomery Scott LLC
          Incorporated

J.J.B. Hilliard, W.L.                                KeyBanc Capital Markets
Lyons, Inc.

McGinn, Smith & Co., Inc.                                  Oppenheimer & Co.

Stifel Nicolaus                                       Wells Fargo Securities

                                 -------------
                                   PROSPECTUS
                               ------------------

                                  MAY 25, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                        RMR ASIA PACIFIC REAL ESTATE FUND

                 400 CENTRE STREET, NEWTON, MASSACHUSETTS 02458

                                 (617) 332-9530


THIS STATEMENT OF ADDITIONAL INFORMATION, OR SAI, IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF RMR ASIA PACIFIC REAL ESTATE FUND, DATED MAY 25, 2006, AS SUPPLEMENTED FROM TIME TO TIME. THIS SAI IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. YOU MAY REQUEST A FREE COPY OF THE SAI OR OUR SEMI-ANNUAL OR ANNUAL REPORTS BY CALLING US AT 1-866-790-8165 OR 1-617-332-9530 OR BY WRITING TO US. YOU CAN GET THE SAME INFORMATION FREE FROM THE SEC'S WEBSITE AT www.sec.gov., OR AFTER THIS OFFERING AT OUR WEBSITE AT www.rmrfunds.com.

THIS SAI IS DATED MAY 25, 2006.

                                TABLE OF CONTENTS

GENERAL INFORMATION .........................................................................................     1
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RESTRICTIONS ...........................................     1
MANAGEMENT OF THE FUND ......................................................................................     4
COMPENSATION OF TRUSTEES ....................................................................................     9
ADMINISTRATIVE SERVICES .....................................................................................     9
CUSTODIAN ...................................................................................................    10
CODE OF ETHICS ..............................................................................................    10
PRIVACY POLICY ..............................................................................................    11
PORTFOLIO TRANSACTIONS AND BROKERAGE ........................................................................    11
TAX MATTERS .................................................................................................    11
PERFORMANCE INFORMATION .....................................................................................    16
EXPERTS .....................................................................................................    17
ADDITIONAL INFORMATION ......................................................................................    17
FINANCIAL STATEMENT .........................................................................................    18

                               GENERAL INFORMATION

     RMR Asia Pacific Real Estate Fund ("we", "us" or the "Fund") is a newly organized, non-diversified, closed end management investment company organized as a Massachusetts business trust. The information contained in this SAI supplements our prospectus. Terms used but not defined in this SAI have the same meaning as in the prospectus. You should not invest in our shares before first reading our prospectus.

        ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RESTRICTIONS

     Our material investment objective, restrictions, policies and techniques are described in our prospectus. We have also adopted other policies and investment restrictions, as described below. Except as specifically stated, our investment restrictions, policies and techniques are not fundamental and may be changed by our board of trustees without the approval of our shareholders. Our investment objective is a fundamental policy and cannot be changed without a vote of our shareholders.

U.S. GOVERNMENT OBLIGATIONS

     We may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their face value, and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. U.S. Government agencies and instrumentalities include entities having varying levels of support from the U.S. Treasury; sometimes these entities are: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right to borrow from the Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iv) supported only by the credit of the instrumentality chartered by the U.S. Government.

CASH RESERVES

     Cash reserves may be held for defensive reasons or to provide sufficient flexibility to take advantage of new opportunities for investments and for other reasons, and may be invested in money market instruments.

     Money market instruments in which we may invest include U.S. Government obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated investment grade by any one nationally recognized rating agency, such as Moody's, S&P or Fitch, certificates of deposit or bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

REPURCHASE AGREEMENTS

     We may enter into repurchase agreements. A repurchase agreement requires us to purchase securities subject to our simultaneous agreement to resell and redeliver these securities to a counterparty, who agrees to buy the securities from us at a fixed price and future time. Repurchase agreements may be considered loans to the counterparty, collateralized by the underlying securities. If we enter into a repurchase agreement, our Subadvisor will evaluate and monitor the creditworthiness of the vendor. Our principal risk in investing in repurchase agreements is that the counterparty becomes unable to pay the agreed upon sum on the repurchase date; in the event of a default, the repurchase agreement provides us the right to sell the underlying collateral. If the value of the collateral declines after we enter a repurchase agreement, or if the seller defaults, we could incur a loss of both principal and interest. Our Advisor monitors the value of the repurchase agreement collateral in an effort to determine that the value of the collateral at least equals the agreed upon repurchase price to be paid to us. Our right to sell the repurchase agreement collateral after a counterparty default could be delayed or impaired in the event of bankruptcy of the counterparty.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     We may contract for the purchase or sale with future delivery ("futures contracts") of securities, aggregates of debt securities, currencies and financial indices, and options thereon in connection with our hedging and other risk management strategies. We will enter futures contracts only for bona fide hedging, risk management and other appropriate portfolio management purposes. Our futures contracts, if any, will be in accord with the rules and regulations of the Commodity Futures Trading Commission.

     The principal risks to us relating to the use of futures contracts principally arise from changes in the market value of the instruments underlying the futures contract, possible lack of a liquid market for closing out or selling a futures contract position and the possibility that a futures contract will give rise to an obligation to meet margin, collateral or other payment requirements.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

     Although we have no present intent to do so, we may utilize a variety of special investment instruments and techniques (described below) to hedge our investment portfolio against various risks (such as changes in currency rates or other factors that affect security values) or for non-hedging purposes to pursue our investment objective. These strategies may be executed through derivative transactions. We have claimed an exclusion from the status as a "commodity pool operator" under the Commodity Exchange Act. Accordingly, we are not subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

     The instruments we may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that we may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue our investment objective.

CALL AND PUT OPTIONS ON INDIVIDUAL SECURITIES

     We may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue our investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

     A covered call option written by us is a call option with respect to which we own the underlying security. The sale of such an option exposes us during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option written by us is a put option with respect to which cash or liquid securities have been placed in a segregated account on our books or with our custodian to fulfill the obligation undertaken. The sale of such an option exposes us during the term of the option to a decline in price of the underlying security while depriving us of the opportunity to invest the segregated assets.

     We may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. We will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, we would ordinarily make a similar "closing sale transaction," which involves liquidating our position by selling the option previously purchased, although we would be entitled to exercise the option should it deem it advantageous to do so. We may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers.

     Option transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, we bear the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options may also be illiquid and, in such cases, we may have difficulty closing out its position. Over-the-counter options purchased and sold by us may also include options on baskets of specific securities.

CALL AND PUT OPTIONS ON SECURITIES INDICES

     We may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment strategy and our investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in our shares correlate with price movements of the stock index selected. Because the value of an index option depends upon movement in the level of the index rather than the price of a particular stock, whether we will realize a gain or loss from the purchase or writing of options on an index depends upon movement in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movement in the price of a particular stock. Accordingly, successful use of options on stock indices will be subject to our Subadvisor's ability to predict correctly movement in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

ADDITIONAL DERIVATIVE TRANSACTIONS

     We may take advantage of opportunities in the area of swaps, options on various underlying instruments, swaptions and certain other customized derivative instruments. In addition, we may take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use by us or which are currently not available, but which may be developed, to the extent such opportunities are both consistent with our investment strategy and our investment objective and legally permissible for us. Special risks may apply to instruments that are invested in by us in the future, which risks cannot be determined at this time or until such instruments are developed or invested in by us.

     A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or "notional," amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease our investment exposure to the particular interest rate, currency, commodity or equity involved. A swaption is an option entitling one party to enter into a swap agreement with the counterparty. In addition to swaps and swaptions, we may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risk of loss.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     We may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by us to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to us. When-issued securities and forward commitments may be sold prior to the settlement date. If we dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions by us in the aggregate will be subject to our limitation on indebtedness unless, at the time we enter into such a transaction, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold on a forward basis will not honor its purchase obligation. In such cases, we may incur a loss.

LEVERAGE

     We have no present intention to issue senior securities or to borrow money for leverage purposes. However, our board of trustees may use leverage by borrowing or by issuing senior securities in the future.

     We may also incur leverage through the use of investment management techniques (E.G., selling short, "uncovered" sales of put and call options, futures contracts and options on futures contracts). Upon the use of these techniques, we will establish in a segregated account cash or other liquid securities equal to our obligations in respect of such techniques. Such investment management techniques are speculative and involve risks, including possibly higher volatility in our net asset value and higher volatility in the market value of our shares.

     During periods in which leverage results in greater managed assets, the fees paid to our Advisor for advisory services will be higher than if we did not incur leverage because the fees paid are calculated based upon our managed assets.

ZERO COUPON SECURITIES

     We may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

     Zero coupon securities are required to be redeemed by the issuer at face value at maturity. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by us as it accrues prior to the receipt of any actual payments. Because we must distribute substantially all of our investment company taxable income (including accrued original issue discount) to our shareholders each year for federal income and excise tax purposes, we may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or to increase our use of leverage, to satisfy our distribution requirements.

     The market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically. The market prices of zero coupon securities respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

ILLIQUID SECURITIES

     We may invest in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits and certain restricted securities not deemed by our board of trustees to be liquid. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered to be illiquid or not readily marketable and, therefore, are not subject to this limit. Our inability to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair our ability to raise cash for investment or other purposes. The liquidity of securities purchased by us which are eligible for resale pursuant to Rule 144A will be monitored by our Advisor and Subadvisor, subject to the oversight of our trustees.

PORTFOLIO TURNOVER RATE

     Our turnover rate is calculated by dividing the proceeds from our sales of securities (or the cost of those securities, if lower) that are equities or that had an original maturity or expiration date of more than one year at the time of acquisition during a year by the average month end value of all of our investments during that year that also were equities or had an original maturity or expiration date of more than one year at the time of acquisition. Under normal conditions, we do not intend to engage in trading activities for the purpose of realizing short term gains. Rather, we intend to purchase and sell securities to accomplish our investment objective and in consideration of our then current view of prevailing or anticipated market and other conditions that we believe may impact the value of those securities. For example, we may sell portfolio assets in anticipation of changes in interest rates generally, or in anticipation of changes in the business or prospects for a specific issuer of securities. Higher turnover rates generally will result in increased transaction costs. Transaction costs reduce net asset value. Although there can be no assurance in this matter, we do not expect that our turnover rate under normal market conditions and after the initial investment period following this offering will be greater than 100%.

SHORT SALES

     We may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, we own at least an equal amount of the securities sold short or own preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by us to, for example, lock in a sale price for a security we do not wish to sell immediately.

     We may also make short sales of a security we do not own, in anticipation of a decline in the market value of that security. To complete such a transaction, we must borrow the security to make delivery to the buyer. We are then obligated to replace the borrowed security at a future date. The price at such time may be more or less than the price at which we sold the security. Until the borrowed security is replaced, we are required to pay the security's owner any dividends or interest which are paid or accrued during the period of the loan. To borrow the security, we also may be required to pay a premium. Until we replace a borrowed security, we may segregate an amount of cash or other liquid assets with our custodian such that the amount segregated plus any amount deposited with the broker as collateral will (i) equal the current value of the security sold short and
(ii) not be less than the market value of the security at the time it was sold short. We will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which we replace the borrowed security. We will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest we may be required to pay in connection with a short sale. No more than one third of our managed assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and
(ii) segregated in connection with short sales.

INVESTMENT RESTRICTIONS

     We have adopted investment restrictions limiting our activities. Specifically, we:

1. will not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits of the 1940 Act; or pledge our assets other than to secure such issuances or borrowings or in connection with permitted investment strategies;

2. will not borrow in excess of 33 1/3% of our total assets (including the amount of borrowings) minus liabilities (other than the amount of borrowings), except that we may borrow up to an additional 5% of our total assets for temporary purposes;

3. will not act as an underwriter of securities issued by other persons, except insofar as we may be deemed an underwriter in connection with the disposition of securities;

4. will not purchase or sell real estate, except that we may invest in securities of companies that deal in real estate or are engaged in the real estate business, including U.S. and Foreign REITS, and securities secured by real estate or such interests and we may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of our ownership of such securities;

5. will not purchase or sell commodities or commodities contracts but we may purchase or sell financial contracts including, but not limited to, interest rate or currency hedges;

6. will not originate loans to other persons except by the lending of our securities, through the use of repurchase agreements and by the purchase of debt securities;

7. will make investments that will result in concentration (25% or more of the value of our investments) in the securities of companies primarily engaged in the real estate industry and not in other industries; provided, however, this does not limit our investments in (i) U.S. Government obligations, or
     (ii) other obligations issued by governments or political subdivisions of governments;

8. will invest, under normal market conditions, at least 80% of our managed assets in securities issued by Asia Pacific real estate companies unless we provide our shareholders with at least 60 days' prior written notice in compliance with SEC rules;

9. will not invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of our managed assets;

10. will not enter into short sales representing more than 5% of our managed assets; and

11. will not invest in oil, gas or other mineral exploration programs, development programs or leases, except that we may purchase securities of companies engaging in whole or in part in such activities.

Policies numbered 1 through 7, above, are fundamental policies of ours. A fundamental policy may not be changed without the vote of a majority of our outstanding voting securities, as defined under the 1940 Act. Unless the definition is changed by amendment to the 1940 Act, "majority of the outstanding voting securities" means the lesser of (1) 67% or more of the voting shares present at a meeting of our shareholders, if the holders of more than 50% of our outstanding shares are present or represented by proxy, or (2) more than 50% of our outstanding voting shares. Our non-fundamental policies may be changed by our board of trustees.

                             MANAGEMENT OF THE FUND

     The overall management of our business and affairs is the responsibility of our board of trustees. Our board of trustees is classified with respect to trustees terms into three classes -- Class I, Class II and Class III -- with the trustees in each Class to hold office until their successors are elected and qualified. Each member of our board of trustees in Class I will hold office until the annual meeting of shareholders in 2008, each member of the board of trustees in Class II will hold office until the annual meeting of shareholders in 2009, and each member of the board of trustees in Class III will hold office until the annual meeting of shareholders in 2007. At each annual meeting of the shareholders, the successors to the class of trustees whose term expires at that meeting will be elected to hold office for a term expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The terms of our trustees are staggered, but election of our trustees is non-cumulative.

     Holders of a plurality of our common shares and, if outstanding, our preferred shares, voting together, will elect trustees to fill the vacancies of trustees whose term expires at each annual meeting of shareholders. If we have preferred shares outstanding, fund preferred shareholders will also be entitled to elect two trustees. Fund preferred shareholders will be entitled to elect a majority of our trustees under certain circumstances. We have no current intention to issue preferred shares.

     Our trustees will meet periodically throughout the year to oversee our activities reviewing, among other things, our performance and the contractual engagements with our various service providers. Management of our day to day operations is delegated to our officers, our Advisor and our Subadvisor, subject always to our investment objectives and policies and to the general supervision of our board of trustees.

TRUSTEES AND OFFICERS

     Our trustees and officers, their ages, and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 400 Centre Street, Newton, Massachusetts 02458. Each trustee who is deemed an "interested person" as defined in the 1940 Act is indicated by an asterisk. Each trustee who is not an "interested person" as defined in the 1940 Act is referred to as a "disinterested trustee."

INTERESTED TRUSTEES

                  POSITION(S) HELD WITH FUND                                                          NUMBER OF PORTFOLIOS IN
NAME,             AND TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND        FUND COMPLEX OVERSEEN
AGE               LENGTH OF SERVICE            OTHER DIRECTORSHIPS HELD BY TRUSTEE                    BY TRUSTEE
-----             -----------------            -----------------------------------                    ----------
Barry M.          Class III Trustee to serve   Chairman of Reit Management & Research LLC - 1986 to   5
Portnoy *         until 2007.                    present;
(60)              February 2006 to present.    Director and Vice President of our Advisor -
                                                 2002 to present;
                                               Portfolio Manager of RMR Real Estate Fund, RMR
                                                 Hospitality and Real Estate Fund, RMR F.I.R.E.
                                                 Fund and RMR Preferred Dividend Fund - inception
                                                 to present;
                                               Managing Director of Five Star Quality Care, Inc. -
                                                 2001 to present;
                                               Managing Trustee of Senior Housing Properties Trust
                                                 - 1999 to present;
                                               Managing Trustee of Hospitality Properties Trust-
                                                 1995 to present;
                                               Managing Trustee of HRPT Properties Trust - 1986 to
                                                 present.

Gerard M.         Class II Trustee to serve    Director of Reit Management - 1986 to present;         5
Martin **         until 2009.                  Director and Vice President of our Advisor -
(71)              February 2006 to present.      2002 to present;
                                               Managing Director of Five Star - 2001 to present;
                                               Managing Trustee of Senior Housing - 1999 to present;
                                               Managing Trustee of Hospitality Properties - 1995 to
                                                 present;
                                               Managing Trustee of HRPT Properties - 1986 to
                                                 present.

----------
* Mr. Portney is an "interested person" of the Fund as defined by the 1940 Act because he is the owner, a director and officer of our Advisor.

** Mr. Martin is an "interested person" of the Fund as defined by the 1940 Act because he was an owner and is a director and officer of our Advisor.

DISINTERESTED TRUSTEES


                  POSITION(S) HELD                                                                    NUMBER OF
                  WITH FUND AND TERM                                                                  PORTFOLIOS IN
NAME,             OF OFFICE AND                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER  FUND COMPLEX
AGE               LENGTH OF SERVICE            DIRECTORSHIPS HELD BY TRUSTEE                          OVERSEEN BY TRUSTEE
-----             -----------------            -----------------------------                          -------------------
John L.           Class I trustee              Executive Director and trustee of the Yawkey           5
Harrington        to serve until                 Foundation (a charitable trust) and a trustee
(69)              2008.                          of the JRY Trust (a charitable trust) - 1982
                  April 2006 to                  to present;
                  present.                     Chairman of the Board of the Yawkey Foundation -
                                                 March 2002  to June 2003;
                                               Chief Executive Officer of the Boston Red Sox
                                                 Baseball Club - 1982  to 2002;
                                               Trustee of Hospitality Properties - 1995 to
                                                 present;
                                               Director of Five Star - 2001 to January 2004;
                                               Trustee of of Senior Housing Properties Trust -
                                                 1999 to present.

Frank J.            Class II trustee      Partner in the Boston law firm of Sherin and Lodgen LLP;            5
Bailey              to serve until        Trustee of Hospitality Properties - 2003 to present;
(51)                2009.                 Trustee of Senior Housing - 2002 to present.
                    April 2006 to
                    present.

Arthur G.           Class III trustee     President and Chief Executive Officer of Gainesborough              5
Koumantzelis        to serve until          Investments LLC - June 1998 to present;
(75)                2007.                 Trustee of Hospitality Properties - 1995 to present;
                    April 2006 to         Director of Five Star - 2001 to present;
                    present.              Trustee of Senior Housing - 1999 to 2003.

     The SEC has promulgated rules which would require that at least 75% of our trustees not be "interested persons" as defined under the 1940 Act and would require that at the Chairman of our board of trustees also not be an interested person. These rules have been challenged in court and their effectiveness has been stayed until resolution of the challenge.

Executive Officers

                   Position Held with the
Name, Age          Fund and Term of Office     Principal Occupation(s) During Past 5 Years
---------          -----------------------     --------------------------------------------
Thomas M.          President.                  President and Director of our Advisor - 2002 to present;
O'Brien            February 2006 to present.   President and portfolio manager of RMR Real Estate Fund, RMR Hospitality and
(40)                                             Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund -
                                                 inception to present;
                                               Vice President of Reit Management - 1996 to present;
                                               Treasurer and Chief Financial Officer, Hospitality Properties - 1996 to 2002;
                                               Executive Vice President, Hospitality Properties - 2002 to 2003.

Mark L.            Treasurer.                  Vice President of Reit Management - 2002 to present;
Kleifges           February 2006 to present.   Treasurer of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR
(45)               Chief Financial Officer.      F.I.R.E. Fund and RMR Preferred Dividend Fund - inception to present;
                   April 2006 to present.      Vice President of our Advisor - 2003 to 2004;
                                               Treasurer of our Advisor - 2004 to present;
                                               Treasurer and Chief Financial Officer, Hospitality Properties - 2002 to
                                                 present;
                                               Partner, Arthur Andersen LLP - 1993 to 2002.

William J.         Chief Compliance Officer    Chief Compliance Officer and Director of Internal Audit: RMR Real Estate
Sheehan            and Director of Internal      Fund, RMR Hospitality and Real Estate Fund and RMR F.I.R.E. Fund -
(61)               Audit.                        September 2004 to present; RMR Preferred Dividend Fund - February 2005 to
                   April 2006 to present.        present;
                                               Chief Compliance Officer of RMR Advisors - September 2004 to present; Director of Internal Audit of HRPT Properties, Hospitality Properties,
                                                 Senior Housing and Five Star - 2003 to present;
                                               Trustee of Hospitality Properties Trust - 1995 to 2003;
                                               Executive Vice President, Ian Schrager Hotels LLC - 1999 to 2003.

Jennifer B.        Secretary.                  Vice President of Reit Management - 1999 to present;
Clark              February 2006 to present.   Clerk of our Advisor and Secretary of RMR Real Estate Fund, RMR Hospitality
(44)               Chief Legal Officer.          and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund -
                   April 2006 to present.        inception to present;
                                               Vice President of HRPT Properties - 1999 to present.

James J.           Vice President.             Vice President of our Advisor - 2004 to present;
McKelvey           February 2006 to present.   Vice President and portfolio manager of RMR Real Estate Fund and RMR
(47)                                             Hospitality and Real Estate Fund - 2004 to present;
                                               Vice President and portfolio manager of RMR F.I.R.E. Fund and RMR

                                                 Preferred Dividend Fund - inception to present;
                                               Portfolio Manager and Senior Research Officer for John Hancock Funds - 1997
                                                 to 2004.

John C.             Vice President.            Treasurer of Reit Management - 1997 to present;
Popeo               February 2006 to present.  Vice President of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund,
(45)                                             RMR F.I.R.E. Fund and RMR Preferred Dividend Fund - inception 2004 to present;
                                               Treasurer of our Advisor - 2002 to 2004;
                                               Vice President of our Advisor - 2004 to present;
                                               Treasurer and Chief Financial Officer of HRPT Properties - 1997 to present.

Adam D.            Vice President.             Vice President of Reit Management - September 2003 to present;
Portnoy            February 2006 to present.   Vice President of our Advisor - December 2003 to present;
(35)                                           Vice President of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund,
                                                 RMR F.I.R.E. Fund and RMR Preferred Dividend Fund - inception to present;
                                               Executive Vice President of HRPT Properties - 2003 to present;
                                               Senior Investment Officer, International Finance Corporation - 2001 to 2003;
                                               Vice President, ABN AMRO Investment Banking - 2001.
                                               Adam D. Portnoy is the son of our trustee, Barry M. Portnoy.

     Our executive officers are not compensated by the Fund. After the initial public offering of our shares, each of our executive officers will be elected at the meeting of our board of trustees immediately following each annual meeting of our shareholders. All our executive officers serve at the discretion of our board of trustees.

COMMITTEES OF THE BOARD

   We have an Audit Committee consisting of disinterested trustees. The Audit Committee's function is to assist the board's oversight of matters relating to: integrity of financial statements; legal and regulatory compliance; qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. The Audit Committee is directly responsible for the selection of independent accountants.

     We have a Nominating Committee and a Compensation Committee, each consisting of disinterested trustees. The function of the Nominating Committee is to recommend candidates for election to our board of trustees as disinterested trustees. The Nominating Committee considers nominations by shareholders as provided by our declaration of trust and bylaws. See "Certain Provisions of the Declaration of Trust" in the prospectus. The function of the Compensation Committee is to determine and review the fees paid to our disinterested trustees.

     We have a Valuation Committee consisting of Messrs. Barry M. Portnoy, Gerard M. Martin, Thomas M. O'Brien, Mark L. Kleifges, Craig Dunstan, and Craig Turnbull. Our Valuation Committee determines the value of any of our securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

PORTFOLIO MANAGERS

     OTHER ACCOUNTS MANAGED. Our portfolio managers are Craig Dunstan and Craig Turnbull. As Chief Investment Officer for MacarthurCook, Craig Dunstan oversees portfolio management of all MacarthurCook Funds. As Head of Real Estate Securities for MacarthurCook, Craig Turnbull is responsible for portfolio management of the MacarthurCook Property Securities Fund, Advance Property Securities Fund and the MacarthurCook Diversified Property Income Fund. As of April 21, 2006, the aggregate total assets of MacarthurCook Funds was over A$850 million. Each of these funds pays an annual management or investment management fee to a member of MacarthurCook Group based in part upon assets under management and in part based upon financial performance of these funds. Neither of our portfolio managers currently manage other pooled investment vehicles or accounts.

     CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for us as well as for other funds he manages. A conflict of interest also might arise where a portfolio manager has a larger personal investment in one fund than in another. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds; this could have a detrimental effect on the price or volume of the securities purchased or sold by a fund. A portfolio manager might devote unequal time and attention to the funds he manages. Our Advisor and our Subadvisor believe that the risk of a material conflict of interest developing is limited because: (i) the Advisor and Subadvisor have adopted policies requiring the equitable allocation of trade orders for a particular security among participating funds; and (ii) the advisory fee and portfolio managers' compensation are not affected by the amount of time required to manage each fund. As a result, neither our Advisor nor our Subadvisor believe that any of these potential sources of conflicts of interest will affect the portfolio managers' professional judgment in managing the funds.

     COMPENSATION. Mr Craig Dunstan is the founder and a significant shareholder in MacarthurCook Limited, which is the parent of our Subadvisor. He is paid based upon the discretion of the remuneration committee of the board of directors of MacarthurCook Limited. The members of that committee consist of Mr. Richard Haddock and Mr. Hugh Gurner, who are also directors of MacarthurCook Limited and the Sub-Advisor. Compensation of Messrs. Dunstan and Turnbull includes base salary, annual cash bonus and share options in MacarthurCook Limited. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however these factors, among others, may be considered in determining compensation. Other factors which may be considered in setting the compensation of the portfolio manager are their historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market. Mr. Turnbull devotes a substantial majority of his business time providing services as a portfolio manager of us and other funds managed by the MacarthurCook Group. He also dedicates some of his business time to providing services to affiliates of our Subadvisor, but does not receive compensation for providing those services above the compensation paid by MacarthurCook Limited.

     OWNERSHIP OF SECURITIES OF THE FUND. The following table sets forth, for each portfolio manager, the aggregate dollar range of our equity securities beneficially owned as of May 25, 2006.

                                                           DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND AS
         NAME OF PORTFOLIO MANAGER                         OF MAY 25, 2006
         -------------------------                         ---------------------
         Craig Dunstan                                     None
         Craig Turnbull                                    None

TRUSTEE OWNERSHIP

     The following table sets forth, for each trustee, the aggregate dollar range of our equity securities beneficially owned as of December 31, 2005. The information as to beneficial ownership is based on statements furnished to us by each trustee.

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                       SECURITIES IN ALL REGISTERED
                                                                       INVESTMENT COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY        TRUSTEE IN FAMILY OF INVESTMENT
                                         SECURITIES IN THE FUND        COMPANIES
         NAME OF TRUSTEE                 AS OF MAY 25, 2006            AS OF DECEMBER 31, 2005
         ---------------                 ---------------------------   -----------------------
         Barry M. Portnoy                Over $100,000(1)(2)           Over $100,000
         Gerard M. Martin                Over $100,000(3)              Over $100,000
         John L. Harrington              None                          Over $100,000
         Frank J. Bailey                 None                          $10,001 - $50,000
         Arthur G. Koumantzelis          None                          $1 - $10,000

(1) 5,000 common shares are held indirectly by virtue of Mr. Portnoy's 100% ownership of our Advisor.

(2) In connection with our initial public offering, we have agreed to sell 13,333 shares of our common shares for an aggregate price of $266,660 to Mr. Portnoy.

(3) In connection with our initial public offering, we have agreed to sell 13,334 shares of our common shares for an aggregate price of $266,680 to Mr. Martin.

PRINCIPAL SHAREHOLDERS

     Since our inception, and until completion of this offering, our Advisor, which is beneficially owned by Mr. Portnoy, owns 100% of our shares. To our knowledge, after completion of this offering, our Advisor, our officers and trustees will own, as a group, in the aggregate 45,000 shares representing 2.6% of our common shares outstanding immediately following this offering.

     After completion of this offering, no person, to our knowledge, will own beneficially more than 5% of our common shares.

PROXY VOTING POLICES AND PROCEDURES

     We have adopted policies and procedures for voting proxies solicited by issuers whose securities are held by us. Our policies and procedures will be implemented by the Subadvisor. The vote with respect to most routine issues presented in proxy statements is expected to be cast in accordance with the position of the issuer's management, unless it is determined by the Subadvisor or our board of trustees that supporting management's position would adversely affect the investment merits of owning the issuer's security. However, each issue will be considered on its own merits, and a position of management found not to be in the best interests of our shareholders will not be supported.

     Proxies solicited by issuers whose securities are held by us will be voted solely in the interests of our shareholders. Any conflict of interest will be resolved in the way that will most benefit us and our shareholders. The Subadvisor shall not vote proxies for us until it has determined that a conflict of interest does not exist, is not material or a method of resolving such conflict of interest has been agreed upon by the board of trustees. If the conflict of interest is determined to be material, the conflict shall be disclosed to the board of trustees and the Subadvisor will follow the instructions of the board of trustees.

                            COMPENSATION OF TRUSTEES

     We expect to pay each trustee who is not an interested person an annual fee and a fee for attending trustees' meetings in person or by telephone, together with out of pocket expenses relating to attendance at such meetings. In addition, the trustee members of our Committees who are not interested persons will receive a fee for each Committee meeting attended, other than meetings held on days on which there is also a board of trustees' meeting or another Committee meeting for which they are paid. Trustee compensation may be adjusted from time to time. Our trustees receive no pension or retirement benefits from us.

     Because we were formed on February 14, 2006, during the year ended December 31, 2005, our trustees did not receive any compensation for serving as our trustees. Set forth in the table below is the compensation estimated to be paid to the trustees by the Fund for the period beginning May 25, 2006 and ending on December 31, 2006 and the amounts received by or owed to such persons during the year ended December 31, 2005, for serving as trustees of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund which are investment companies that are also managed by our Advisor.

                                    ESTIMATED COMPENSATION FROM         TOTAL COMPENSATION FROM FUND AND
        NAME OF TRUSTEE             FUND FOR CURRENT FISCAL YEAR (1)    FUND COMPLEX AS OF 12/31/05
        ---------------             --------------------------------    --------------------------------
        Barry M. Portnoy            $0                                  $0

(1) Includes retainer of $3,500 from the Fund and assumes meeting fees for four meetings.

        Gerard M. Martin                $0                              $0
        John L. Harrington              $4,900                          $27,400
        Frank J. Bailey                 $4,900                          $28,800
        Arthur G. Koumantzelis          $4,900                          $26,000

                             ADMINISTRATIVE SERVICES

     In addition to the Investment Advisory Agreement described in our prospectus, we have entered into an Administration Agreement with our Advisor. Pursuant to this Administration Agreement, our Advisor performs administrative and accounting functions for us, including: (i) providing office space, telephones, office equipment and supplies for us; (ii) authorizing expenditures and approving bills for payment on our behalf; (iii) supervising preparation of the periodic updating of our registration statement, including our prospectus and SAI, for the purpose of filings with the SEC and state securities regulators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iv) preparation of periodic reports to our shareholders and filing of these reports with the SEC, and other forms filed with the SEC, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with shareholders; (v) supervising the daily pricing of our investment portfolio and the publication of the net asset value of our shares; (vi) supervising preparation of our earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to us, including our Subadvisor, attorneys, accountants, custodian, transfer agent and printers; (viii) supervising compliance by us with our record keeping requirements under the 1940 Act and regulations thereunder;
(ix) maintaining books and records for us (or causing their maintenance by our Subadvisor, custodian and transfer agent); (x) preparing and filing of tax reports (or causing their preparation and filing by our Subadvisor and accountants); and (xi) monitoring our compliance with the Code. Our Advisor also provides us with such personnel as we may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with our Subadvisor, subadministrator, transfer agent, custodian and dividend reinvestment plan agent. The personnel rendering these services, who may act as our officers, may be employees of the Advisor or its affiliates.

     Pursuant to the Administration Agreement and with the approval of our board of trustees, our Advisor has chosen State Street Bank and Trust Company as sub-administrator. Under the sub-administration agreement, State Street is responsible for performing most of the foregoing administrative functions, including: (i) determining our net asset value and preparing these figures for publication; (ii) maintaining certain of our books and records that are not maintained by the Advisor, Subadvisor, custodian or transfer agent; (iii) preparing financial information for our income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to some shareholder inquiries.

     For reviewing the work performed by State Street and for performing administrative services not provided by State Street, we do not pay our Advisor any fee in addition to its advisory fees. Instead, under our Administration Agreement, we reimburse our Advisor for its costs of these services, including the monthly fees paid to State Street which are described in the prospectus under its sub-administration agreement and a reasonable allocation of the costs of goods and services provided by our Advisor and its affiliates to us and to third parties.

                                    CUSTODIAN

     As part of its duties as our custodian, State Street manages the custody of our foreign securities. State Street Bank may maintain custody of our foreign securities with subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by our board of trustees. To the extent possible, State Street will hold our securities in the country in which the principal trading market for such securities is located. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

                                 CODE OF ETHICS

     We, our Advisor and Subadvisor have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. These codes, among other things, restrict management personnel investments in certain securities, including investments in initial public offerings and in private placements. Generally, these restrictions prohibit management personnel and our trustees from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, we had been considering for purchase or sale, or are purchasing or selling such security. Restricted investments generally require pre-approval by an officer, committee or our board of trustees as deemed appropriate by our board of trustees. Text only versions of the codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC's internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public

Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained by forwarding a written request, together with the appropriate duplicating fee, to the SEC's Public Reference Section, 450 5th St., N.W., Washington, DC 20549-0102, or by e-mail request at publicinfo@sec.gov.

                                 PRIVACY POLICY

     We are committed to maintaining your privacy and to safeguarding your nonpublic personal information.

     We do not receive any nonpublic personal information relating to you if you purchase shares through an intermediary that acts as the record owner of our shares. If you are the record owner of our shares, we may receive nonpublic personal information on your account documents or other forms and also have access to specific information regarding your fund share transactions, either directly or through Wells Fargo Bank, N.A., our Transfer Agent and Plan Agent.

     We do not disclose any nonpublic personal information about you or any former shareholders to anyone, except as permitted or required by law or as is necessary to service your account. We restrict access to nonpublic personal information about you to our Advisor, our Advisor's employees and other service providers with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of our board of trustees, decisions to buy and sell securities for us and negotiation of the brokerage commissions which we pay are made by our Advisor or our Subadvisor (each, an "Investment Advisor"). Transactions on U.S. stock exchanges and many foreign stock exchanges involve our payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over the counter market but the price we pay usually includes an undisclosed dealer commission or mark up. In certain instances, we may make purchases of underwritten issues at prices which include underwriting fees.

     Subject to the supervision of our board of trustees, an Investment Advisor is authorized, for the purchase and sale of our portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on our behalf as may, in the judgment of the Investment Advisor, implement our policy of obtaining the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to our investment performance on a continuing basis. Accordingly, the cost of the brokerage commissions to us in any transaction may be greater than available from other brokers if the difference is reasonably justified by other aspects of the portfolio services offered. For example, an Investment Advisor may cause us to pay a broker that provides research services to the Investment Advisor an amount of commission for a transaction in excess of the amount of commission another broker would have charged for that transaction, if the Investment Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Advisor's ongoing responsibilities to us. Moreover, research and investment information may be provided by brokers at no cost to an Investment Advisor and this information will be available to benefit us and any other accounts advised by the Investment Advisor and its affiliates. In that case, not all of the information will be used for our benefit. While broker provided services and information may be useful in varying degrees and may tend to reduce an Investment Advisor's expenses, it is not possible to estimate its value and in the opinion of the Investment Advisor it does not reduce its expenses in a determinable amount. The extent to which an Investment Advisor makes use of statistical, research and other services furnished by brokers is considered by the Investment Advisor in the allocation of brokerage business, but there is no formula by which such business is allocated. An Investment Advisor may also take into account payments made by brokers effecting transactions for us to other persons on our behalf for services (such as custodial or professional fees).

     Investment decisions for us and any other entities which are or may become investment advisory clients of an Investment Advisor are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including us). Some securities considered for investment by us may also be appropriate for other clients served by an Investment Advisor. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by an Investment Advisor is considered at or about the same time, transactions in such securities will be allocated among us and clients in a manner deemed fair and reasonable by an Investment Advisor. An Investment Advisor may aggregate orders for us with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are

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selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to us, in other cases it is believed that our ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of our trustees that the desirability of our having the advisory arrangements with an Investment Advisor outweighs any disadvantages that may result from contemporaneous transactions.

                                   TAX MATTERS

     The following discussion summarizes certain U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of our shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you hold your shares as capital assets. This discussion is based on present provisions of the Internal Revenue Code of 1986, as amended, or the Code, related regulations and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the U.S. federal income tax consequences of the purchase, ownership or disposition of our common shares, as well as tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

     For purposes of this discussion, you will be considered a "U.S. Shareholder" if you beneficially own our shares and you are for U.S. federal income tax purposes one of the following:

     -    a citizen or an individual resident of the United States;

     - a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

     - an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust if you (i) are subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of your substantial decisions or (ii) have a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     You will be considered a "Non-U.S. Shareholder" if you beneficially own our shares and you are not a U.S. Shareholder or a partnership or an entity or arrangement treated as a partnership for U.S. federal income tax purposes. If you are a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners generally will depend upon the status of such partners and your activities.

TAXATION OF THE FUND

     We intend to elect to be treated and to qualify each taxable year for treatment as a regulated investment company, or RIC, under the Code. To qualify for this treatment, we must generally, among other things, satisfy the following requirements:

     - derive at least 90% of our gross income each taxable year from (1) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from our investing in securities or those currencies and (2) interests in "qualified publicly traded partnerships" (as defined in the Code);

     - distribute with respect to each taxable year at least 90% of our investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year; and

     - diversify our holdings so that, at the end of each quarter of each taxable year (1) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of our total assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of our total assets is invested in the securities (other than those of the U.S. Government or other RICs) of (a) any one issuer, (b) two or more issuers that we control (defined as owning 20% or more of the total combined voting power of all classes of stock entitled to vote) and are engaged in the same, similar or related trades or businesses or (c) any one or more "qualified publicly traded partnerships"
          (as defined in the Code).

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     As a RIC, we generally will not be subject to U.S. federal income tax on income and gains we timely distribute to our shareholders (including capital gain dividends, as discussed below). If we fail to qualify for treatment as a RIC for any taxable year, we would be taxed at regular corporate rates on the full amount of our taxable income for that year without being able to deduct the distributions we make to our shareholders and our shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss), as ordinary dividends to the extent of our earnings and profits. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

     Generally, we intend to distribute at least annually to our shareholders all or substantially all of our investment company taxable income. Generally, we also will annually (1) distribute our net capital gain or (2) retain all or a portion of our net capital gain for investment. If we retain any investment company taxable income or any net capital gain, we will be subject to tax at regular corporate rates on the retained amount.

     To the extent we fail to distribute in a calendar year at least an amount equal to the sum of (1) 98% of our ordinary income for that year plus
(2) 98% of our capital gain net income for the one year period generally ending October 31 of that year, we will be subject to a nondeductible 4% excise tax. For these purposes, we will be treated as having distributed any amount on which we pay U.S. federal income tax. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. We generally intend to make distributions sufficient to avoid the imposition of material excise tax.

     A distribution we pay to shareholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to shareholders of record on a date in October, November or December of that preceding year.

TAX CONSEQUENCES OF CERTAIN OF OUR INVESTMENTS

     NATURE OF FUND'S INVESTMENTS. Certain of the our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things: (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long term capital gain into higher taxed short term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) or (vi) cause us to recognize income or gain without a corresponding receipt of cash.

     FOREIGN SECURITIES. Dividend, interest and other income we may receive on our investment likely will be subject to withholding taxes in the countries where those issuers reside. Although many foreign countries do not impose withholding or other tax requirements on capital gains in respect of investments by foreign investors like us, some do and some may implement taxes in the future. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. In addition, we may be subject to foreign taxes on gains with respect to our foreign securities. If more than 50% of the our total assets at the close of a taxable year consist of stock or securities of foreign corporations, we may elect for U.S. income tax purposes to treat foreign income taxes paid by us as paid by our shareholders. We expect to qualify for and make this election and as a result, generally your taxable income will include your PRO RATA portion of our foreign taxes and amount equal to those foreign taxes will be treated as a U.S. federal income tax deduction or as a foreign tax credit against your U.S. federal income liability. Shortly after any year for which we make this election, we will report to our shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount that will be available for the deduction or credit. You may not claim a deduction for foreign taxes if you do not itemize deductions. Certain limitations will be imposed on the extent to which a credit for foreign taxes may be claimed.

     Some of the companies in which we invest may be treated as passive foreign investment companies ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if we hold stock of a PFIC, we will be subject to U.S. federal income tax on a portion of any "excess distribution" we receive on the stock or of any gain on our disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if we distribute the PFIC income as a taxable dividend to our shareholders. The balance of the PFIC income will be included in our investment company taxable income and, accordingly, will not be taxable to us to the extent we distribute that income to our shareholders.

     If we invest in a PFIC and elect to treat the PFIC as a qualified electing fund, or QEF, then in lieu of our incurring the foregoing

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tax and interest obligation, we would be required to include in income each year our pro rata share of the QEF's annual ordinary earnings and net capital gain - which we would likely have to distribute to satisfy the RIC distribution requirement and avoid imposition of the excise tax even if we did not in fact receive those earnings and gain from the QEF. We believe that any income and gain inclusions resulting from such a QEF election constitute qualifying income for purposes of the income requirement applicable to RICs as described above. We will not be permitted to make a QEF election with respect to an investment in a PFIC, unless the PFIC agrees to provide us with information we need to comply with our tax filing obligations under the QEF rules. As a result, a QEF election may not be available with respect to an investment in a particular PFIC.

     We may elect to "mark to market" any stock in a PFIC we own at the end of our taxable year. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over our adjusted basis therein as of the end of that year. Pursuant to this election, we also may deduct (as an ordinary, not capital, loss) the excess, if any, of our adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in our income for prior taxable years under the election. Our adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. We will likely have to distribute annually any ordinary income resulting from marking PFIC stock to market in order to satisfy the RIC distribution requirements and avoid imposition of the excise tax, regardless of whether and to what extent we actually receive cash distributions from the PFIC during that year.

     FOREIGN CURRENCY TRANSACTIONS. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or an expense denominated in a foreign currency and the time the Fund actually collects such income or pays such expense are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, certain futures contracts, unlisted options and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

     CERTAIN REAL ESTATE COMPANIES. Income that we derive from a real estate company classified for federal tax purposes as a partnership (and not as a corporation or real estate investment trust) will be treated as qualifying income under the RIC income requirements (as described above) only to the extent it is attributable to the partnership's income items that would be qualifying income if realized directly by us in the same manner as realized by the partnership. We will restrict our investment in partnerships to maintain our qualification as a RIC.

     SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. We may acquire securities issued with original issue discount, or OID. As a holder of those securities, we must include in gross income the OID that accrues on them during the taxable year, even if we receive no corresponding payment on them during the year. Because we must distribute each year substantially all of our investment company taxable income, including any OID, to satisfy the RIC distribution requirement and avoid imposition of the excise tax as discussed above, we may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash we actually receive during such year. Those distributions will be made from our cash assets or from the proceeds of sales of our portfolio securities, if necessary. We may realize capital gains or losses from those sales, which would increase or decrease our investment company taxable income and/or net capital gain.

     SECURITIES WITH UNCERTAIN TAX TREATMENT. Certain securities in which the Fund may invest are, or income from such securities is, subject to uncertain U.S. federal income tax treatment or recharacterization by the IRS. If the Fund encounters revised or recharacterized tax treatments, the timing or character of income recognized by the Fund may be affected and may compel portfolio changes that the Fund might not otherwise undertake to ensure compliance with the tax rules applicable to RICs under the Code.

TAXATION OF U.S. SHAREHOLDERS

     The following discussion applies to you only if you are a U.S.
Shareholder.

     DISTRIBUTIONS. Distributions we make to you from our net realized long term capital gains, if any, that we designate as capital gains dividends ("capital gain dividends") are taxable as long term capital gains, regardless of how long you have held your shares. All other dividends we pay to you (including dividends from short term capital gains) from our current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

     Special rules apply to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive generally will be eligible for

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taxation at the rates applicable to long term capital gains (currently at a maximum rate of 15%) to the extent that: (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and qualified foreign corporations described below),
(ii) we satisfy certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Qualified foreign corporations are corporations incorporated in a U.S. possession or corporations that are eligible for benefits of a comprehensive income tax treaty with the United States that satisfies certain other requirements. In addition, a foreign corporation is treated as a qualified foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. PFICs, however, are not treated as qualified foreign corporations. Dividends we receive from U.S. REITs also however, generally will not be eligible for treatment as qualified dividend income.

     Qualified dividend income subject to these special rules is not actually treated as a capital gain, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.

     We currently expect that a portion of the dividends we distribute to our shareholders will be eligible for the reduced maximum U.S. federal income tax rate on qualified dividend income received by individuals discussed above. No assurances can be given as to what portion of the dividends we distribute will constitute qualified dividend income. We currently do not expect that any significant portion of the dividends we distribute to our shareholders will be eligible for the dividends received deduction available to corporations.

     The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

     If we make a distribution to you in excess of our current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of your tax basis in our shares and thereafter as capital gain. A return of capital is not taxable, but it will reduce your tax basis in our shares, and therefore reduce any loss or increase any gain on a subsequent taxable disposition by you of our shares.

     We may designate all or a portion of any retained net capital gains as undistributed capital gains in a notice to you, and if we do so, you will (1) be required to include in your U.S. federal taxable income, as long term capital gain, your share of the retained amount and (2) be entitled to credit your proportionate share of the tax we paid on the retained amount against your U.S. federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability. For U.S. federal income tax purposes, the tax basis in your shares would be increased by the difference between the retained capital gains included in your gross income and the tax credit claimed by you under clause (2) of the preceding sentence.

     We will notify you each year as to the U.S. federal tax status of our distributions to you.

     SALE OR REDEMPTION OF SHARES. Your sale or other disposition of our common shares may give rise to a taxable gain or loss equal to the difference between the amount realized and your adjusted basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long term capital gain or loss if the shares have been held for more than 12 months. If, however, you sell shares at a loss within six months of their purchase, that loss will be treated as long term, rather than short term, to the extent of any capital gain dividends you received (or your share of any retained capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of our common shares will be disallowed to the extent other shares in the Fund are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

     Current law taxes both long term and short term capital gain of corporations at the rates applicable to ordinary income. For non-corporate U.S. Shareholders, short term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum rate of 35%) while long term capital gain generally is taxed at a maximum rate of 15%, for taxable years beginning on or before December 31, 2010 (and 20% thereafter).

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     BACKUP WITHHOLDING. We may be required to withhold and remit to the U.S.
Treasury 28% (except as noted below) of all distributions (including capital gain dividends) and redemption or repurchase proceeds otherwise payable to you if you fail to properly furnish us (or our agent) with your correct taxpayer identification number (if you are an individual, generally, your social security number) or to make required certifications or if you have been notified by the IRS that you are subject to backup withholding. Certain U.S. shareholders, including corporations and Non-U.S. Shareholders, are exempt from backup withholding. The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld on payments made to you may be credited against your U.S. federal income tax liability.

TAXATION OF NON-U.S. SHAREHOLDERS

     The following discussion applies to you only if you are a Non-U.S. Shareholder and you do not hold your shares in connection with a trade or business you carry on in the United States.

     DISTRIBUTIONS. Distributions we make to you from our investment company taxable income, including any dividends we designate as qualified dividend income, generally will be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable treaty). Distributions we make to you from our net realized long term capital gains, if any, that we designate as capital gains dividends, and any amounts we retain that are designated as undistributed capital gains, generally will not be subject to U.S. federal withholding tax unless you are a nonresident alien individual, you are physically present in the United States for 183 days or more during the taxable year and you meet certain other requirements.

     The following types of distributions we make to Non-U.S. Shareholders, however, will not be subject to U.S. federal withholding tax with respect to taxable years beginning on or before December 31, 2008, but will be subject to U.S. federal withholding tax at a rate of 30%, for subsequent taxable years:

     - distributions attributable to our net short term capital gains in excess of our net long term capital losses that we properly designate as short term capital gain dividends; and

     - distributions attributable to our U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by the Non-U.S. Shareholder and that we properly designate as interest related dividends.

     SALE OR REDEMPTION OF SHARES. Any gain that you realize upon the sale or exchange of our shares (including if we repurchase your shares) will ordinarily be exempt from U.S. federal income and withholding tax unless (i) you are a nonresident alien individual, you are physically present in the United States for 183 days or more during the taxable year and you meets certain other requirements or (ii) at any time during the shorter of the period during which you held such shares and the five year period ending on the date of the disposition of those shares, we were a U.S. real property holding corporation and you actually or constructively held more than 5% of our shares. In the case of clause (ii) of the preceding sentence, the gain would be taxed in the same manner as if you were a U.S. Shareholder (as discussed above), a 10% U.S. federal withholding tax generally would be imposed on the amount you realized on the disposition of such shares and the withheld amounts would be credited against your U.S. federal income tax liability on such disposition.

     A corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In our case, U.S. real property interests include interests in stock of U.S. real property holding corporations (other than stock of a domestically controlled REIT, holdings of 5% or less in the stock of a publicly traded U.S. real property holding corporation, or, for taxable years beginning on or after January 1, 2005 but before January 1, 2008, stock of a domestically controlled RIC) and certain participating debt securities. While there can be no assurance in this regard, we do not believe we will ever be a U.S. real property holding corporation, nor do we believe we will ever be other than a domestically controlled RIC.

REPORTABLE TRANSACTIONS

     Generally, penalties will be imposed if (i) an individual recognizes a loss with respect to shares of the Fund of $2 million or more, or (ii) a C corporation recognizes a loss with respect to shares of the Fund of $10 million or more, and such shareholder does not file IRS Form 8886 disclosing this loss. The penalty for failure to properly file Form 8886 and properly disclose these "reportable transactions" is generally $10,000 in the case of individuals, and $50,000 for other shareholders. We believe that shareholders of a RIC such as the Fund are not excepted from these reporting requirements, although future IRS guidance may extend such an exception. The fact that a loss is reportable on Form 8886 does not affect whether such loss is allowable for U.S. federal income tax purposes.

                             PERFORMANCE INFORMATION

     From time to time, we may state our total return, aggregate total return or yield in advertisements or in reports and other communications to you. Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently, any historical performance statement should not be considered a basis for predicting our performance in the future. In addition, because our performance will fluctuate, it may not provide a basis for comparing an investment in us with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies also should give consideration to the quality of the respective investment companies' portfolio securities.

     In reports or other communications to you or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, the NASDAQ Composite Index, the National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index ("BIG"), Morgan Stanley Capital International Europe Australia Far East ("MSCI EAFE") Index, and other relevant indices and industry publications. We may also compare the historical volatility of our portfolio to the volatility of such indices during the same time periods. Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole, the beta, or in absolute terms, the standard deviation.

     Returns are historical and include change in share price and reinvestment of dividends and capital gains. An index generally is an unmanaged portfolio intended to be representative of a particular industry or market segment. This is not our performance and we will not seek to replicate any index. You cannot invest directly in an index. There is no guarantee our performance will equal or exceed any index performance.

                                     EXPERTS

     Ernst & Young LLP, an independent registered public accounting firm, have audited our financial statement at May 19, 2006, as set forth in their report. We have included our financial statement in this SAI in reliance upon Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by us with the SEC, Washington, DC. The prospectus and this SAI do not contain all the information set forth in the Registration Statement, including the exhibits and schedules thereto. For further information with respect to us and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, DC, and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.

                          FINANCIAL STATEMENT


      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Shareholder and Board of Trustees of RMR Asia Pacific Real Estate Fund

We have audited the accompanying statement of assets and liabilities of RMR Asia Pacific Real Estate Fund (the "Fund") as of May 19, 2006. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of RMR Asia Pacific Real Estate Fund at May 19, 2006, in conformity with U.S. generally accepted accounting principles.

                                      /s/ Ernst and Young LLP

Boston, Massachusetts
May 22, 2006

                        RMR ASIA PACIFIC REAL ESTATE FUND

                       Statement of Assets and Liabilities

May 19, 2006

ASSETS
Cash                                                        $100,000
Deferred offering costs                                      200,000
                                                            --------
                                                            $300,000
                                                            ========

LIABILITIES
Payable for offering costs                                  $200,000
                                                            --------
NET ASSETS AT VALUE                                         $100,000
                                                            ========

NET ASSETS CONSISTS OF:
Common shares, $0.001 par value per share;
  unlimited number of shares authorized;
  5,000 shares issued and outstanding                       $      5
Additional paid-in capital                                    99,995
                                                            --------
                                                            $100,000
                                                            ========

SHARES OUTSTANDING ($0.001 par value; unlimited
  shares authorized)                                           5,000
                                                            ========

NET ASSET VALUE PER SHARE                                   $  20.00
                                                            ========

SEE ACCOMPANYING NOTES.

                        RMR ASIA PACIFIC REAL ESTATE FUND

Notes to Financial Statement

                                  May 19, 2006

1.  Organization

RMR Asia Pacific Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on February 14, 2006, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed end management investment company. The Fund has had no operations to date, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of a total of 5,000 Fund common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors.

2.  Summary of Significant Accounting Policies

Preparation of this financial statement in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statement and related notes. The actual results could differ from these estimates.

3.  Concentration of Risk

Following the start-up period, under normal market conditions, the Fund's investments will be predominantly focused on securities issued by real estate companies located and doing a significant amount of business in the Asia Pacific region. The value of the Fund shares may fluctuate more due to economic, legal, political, cultural or technological developments affecting the Asia Pacific real estate companies than would the shares of a diversified fund.

4.  Advisory and Administration Agreements

The Fund has an investment advisory agreement with RMR Advisors to oversee its investment program and the Fund's subadvisor and to generally manage the business affairs of the Fund in accordance with its investment objective and policies. Pursuant to the agreement, upon commencement of investment operations, RMR Advisors will be compensated at an annual rate of 1.00% of the Fund's average daily managed assets. Managed assets mean total assets of the Fund less liabilities other than the aggregate indebtedness entered into for the purposes of leverage. For purposes of calculating managed assets, the liquidation preference of any preferred shares outstanding or the principal amount of any borrowings outstanding will not be considered a liability.

RMR Advisors has contractually agreed to waive a portion of their annual fee equal to 0.25% of the Fund's average daily managed assets, for the first five years of the Fund's operation.

The Fund and RMR Advisors have entered into an investment subadvisory agreement with MacarthurCook Investment Managers Ltd. or MacarthurCook. MacarthurCook will be the Fund's subadvisor and will be responsible for the day to day investment management of the Fund's assets and will generally make all investment decisions in accordance with the Fund's investment objective and policies. RMR Advisors will compensate MacarthurCook at an annual rate of 0.375% of the average daily managed assets except for the first five years of operation the fee payable will be equal to 0.25% of the average daily managed assets. The Fund will not pay any subadvisory fees to MacarthurCook.

RMR Advisors will also perform administrative functions for the Fund on a cost reimbursement basis pursuant to an administration agreement. RMR Advisors has entered into a sub-administration agreement with State Street Bank and Trust Company ("State Street"). Under the terms of the sub-administration agreement RMR Advisors pays State Street a fee for all services received under the sub-administration agreement.

5.  Organization Expenses and Offering Costs

Based on an estimated offering of 5,000,000 shares, organization and offering costs are estimated to be approximately $30,000 and $564,000, respectively. RMR Advisors has agreed to pay all organizational costs. They have also agreed to pay all of the Fund's offering expenses, other than sales load, that exceed $0.04 per common share. Such amount to be paid by RMR Advisors is estimated to be $394,000. The Fund will pay offering costs estimated at $200,000 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid in capital at the completion of the Fund offering.

6.  Federal Income Tax

The Fund intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to Federal income tax.